                                                               File Nos.33-85014
                                                                        811-8810


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                   ACT OF 1933                              [ X ]

               Pre-Effective Amendment No.                  [   ]

              Post-Effective Amendment No. 1                [ X ]

                                     and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                COMPANY ACT OF 1940                         [ X ]

                                Amendment No. 3
                        (Check appropriate box or boxes)

                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                    First SunAmerica Life Insurance Company
                              (Name of Depositor)

                          733 Third Avenue, 4th Floor
                           New York, New York  10017
             (Address of Depositor's Principal Offices) (Zip Code)

     Depositor's Telephone Number, including Area Code: (310) 772-6000

                             Susan L. Harris, Esq.
                    First SunAmerica Life Insurance Company
                              c/o SunAmerica Inc.
                              1 SunAmerica Center
                       Los Angeles, California 90067-6022
                    (Name and Address of Agent for Service)


Title and Amount
of Securities                                               Amount of
Being Registered                                            Registration Fee
----------------                                            ----------------
Flexible Payment          Pursuant to Rule 24f-2, the           $
Deferred Annuity          Registrant has filed an election
Contracts                 to register an indefinite
                          number of securities under the
                          Securities Act of 1933

It is proposed that this filing will become effective:

         -- immediately upon filing pursuant to paragraph (b) of Rule 485

         X  on January 31, 1996 pursuant to paragraph (b) of Rule 485

         -- 60 days after filing pursuant to paragraph (a) of Rule 485 -- on [date] pursuant to paragraph (a) of Rule 485


The registrant has elected pursuant to Rule 24f-2 under the Investment Company Act of 1940 to register an indefinite amount of securities. The Registrant intends to file its Rule 24f-2 Notice for the fiscal year ended November 30, 1996 on or about January 30, 1997.

                          FS VARIABLE SEPARATE ACCOUNT

                             Cross Reference Sheet

                              PART A - PROSPECTUS

Item Number in Form N-4                            Caption
-----------------------                            -------
1.       Cover Page.............................   Cover Page

2.       Definitions............................   Definitions

3.       Synopsis...............................   Summary; Fee Tables;
                                                   Underlying Fund Expenses;
                                                   Examples

4.       Condensed Financial Information........   Condensed Financial
                                                   Information-Accumulation
                                                   Unit Values

5.       General Description of Registrant,
         Depositor and Portfolio Companies......   Description of the
                                                   Company, the Separate
                                                   Account and the General
                                                   Account; Separate Account
                                                   Investments; Additional
                                                   Information About the
                                                   Company

6.       Deductions.............................   Contract Charges

7.       General Description of
         Variable Annuity Contracts.............   Description of the
                                                   Contracts; Annuity
                                                   Period; Purchases,
                                                   Withdrawals and
                                                   Contract Value

8.       Annuity Period.........................   Annuity Period

9.       Death Benefit..........................   Description of the
                                                   Contracts; Annuity Period

10.      Purchases and Contract Value...........   Purchases, Withdrawals
                                                   and Contract Value

11.      Redemptions............................   Purchases, Withdrawals
                                                   and Contract Value

12.      Taxes..................................   Taxes

13.      Legal Proceedings......................   Legal Proceedings

14.      Table of Contents of Statement
         of Additional Information..............   Additional Information
                                                   About the Separate
                                                   Account

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


         Certain information required in part B of the Registration Statement has been included within the prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the prospectus.

Item Number in Form N-4                            Caption
-----------------------                            -------
15.      Cover Page.............................   Cover Page

16.      Table of Contents......................   Table of Contents

17.      General Information and History........   Description of the
                                                   Company, the Separate
                                                   Account and the General
                                                   Account(P); Separate
                                                   Account Investments(P);
                                                   Additional Information
                                                   About the Company(P)

18.      Services...............................   Contract Charges(P);
                                                   Custodian(P); Financial
                                                   Statements

19.      Purchase of Securities Being Offered...   Purchases, Withdrawals
                                                   and Contract Value(P)

20.      Underwriters...........................   Purchases, Withdrawals
                                                   and Contract Value(P);
                                                   Distribution of Contracts

21.      Calculation of Performance Data........   Performance Data

22.      Annuity Payments.......................   Annuity Period(P);
                                                   Annuity Unit Values;
                                                   Annuity Payments

23.      Financial Statements...................   Financial Statements

--------------------------------------------------------------------------------

                      FLEXIBLE PAYMENT INDIVIDUAL DEFERRED
                               ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                                   ISSUED BY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                          FS VARIABLE SEPARATE ACCOUNT


                               CORPORATE OFFICE:

                          733 THIRD AVENUE, 4TH FLOOR

                            NEW YORK, NEW YORK 10017



CORRESPONDENCE ACCOMPANIED                    ALL OTHER CORRESPONDENCE,
BY PAYMENTS:                                  ANNUITY SERVICE CENTER:
  P.O. BOX 100357                               P.O. BOX 54299
  PASADENA, CALIFORNIA 91189-0357               LOS ANGELES, CA 90054-0299
                                                TELEPHONE NUMBER: (800) 99-NYSUN



     The Contracts offered by this prospectus provide for accumulation of Contract Values and payment of annuity benefits on a fixed and/or variable basis. The Contracts are available for both Qualified and Nonqualified Plans (See "Taxes").


     Purchase Payments under the Contracts may be allocated among the Portfolios of the Separate Account, and/or to one or more of the Fixed Account options funded through the Company's General Account. Each of the eighteen Portfolios of the Separate Account described in this prospectus is invested solely in the shares of either (1) one of the four currently available Underlying Funds of Anchor Trust: Capital Appreciation Portfolio, Growth Portfolio, Natural Resources Portfolio and Government and Quality Bond Portfolio; or (2) one of the fourteen currently available Underlying Funds of the SunAmerica Trust:
International Diversified Equities Portfolio, Global Equities Portfolio, Alliance Growth Portfolio, Growth/Phoenix Investment Counsel Portfolio, Provident Growth Portfolio, Venture Value Portfolio, Growth-Income Portfolio, Asset Allocation Portfolio, Balanced/Phoenix Investment Counsel Portfolio, Worldwide High Income Portfolio, High-Yield Bond Portfolio, Global Bond Portfolio, Fixed Income Portfolio and Cash Management Portfolio. Additional Underlying Funds may be made available in the future.


     The Fixed Account options pay fixed rates of interest declared by the Company for specified Guarantee Periods from the date amounts are allocated to the Fixed Account. As of the date of this prospectus, one, three, five, seven and ten year options were available. Please contact the Company or the financial representative from whom this prospectus was obtained for information as to currently available guarantee options. Such declared rates will vary from time to time but will not be less than 3% per annum, and, once established for a particular allocation, will not change during the course of the Guarantee Period. However, withdrawals, transfers or annuitizations from the three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s) will generally result in the imposition of a Market Value Adjustment (See "Fixed Account Options -- Market Value Adjustment").


     This prospectus concisely sets forth the information a prospective investor ought to know before investing. PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE. Contract Owners bear the complete investment risk for all Purchase Payments allocated to the Separate Account. With respect to allocations to the Fixed Account, Contract Owners also bear the risk that amounts prematurely withdrawn, transferred or annuitized from, the General Account prior to the end of their respective Guarantee Periods could result in the Owner receiving less than Purchase Payments so allocated.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE AVAILABLE ONLY IN THE STATE OF NEW YORK.


     This Prospectus is dated January 31, 1996.

ADDITIONAL INFORMATION:

     The Company has filed registration statements (the "Registration Statements") with the Commission under the Securities Act of 1933, as amended, relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statements and does not contain all of the information set forth in the Registration Statements and exhibits thereto, and reference is hereby made to the Registration Statements and exhibits for further information relating to the Company, the Separate Account, and the Contracts. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Commission. Such reports and other information filed by the Company can be inspected and copied, and copies can be obtained at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the Commission at prescribed rates.


     A Statement of Additional Information about the variable portion of the Contracts has been filed with the Commission, as part of the Registration Statements, and is available without charge upon written or oral request to the Company at its Annuity Service Center at the address and telephone number given on the prior page. The Table of Contents of the Statement of Additional Information, dated January 31, 1996, appears on page 49 of this prospectus.

                                TABLE OF CONTENTS


ITEM                                                                                   PAGE
                                                                                       ----
DEFINITIONS..........................................................................     4
SUMMARY..............................................................................     7
FEE TABLES...........................................................................     9
UNDERLYING FUND EXPENSES.............................................................    10
EXAMPLES.............................................................................    11
EXPLANATION OF FEE TABLES AND EXAMPLES...............................................    11
CONDENSED FINANCIAL INFORMATION......................................................    12
PERFORMANCE DATA.....................................................................    13
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT.............    14
     Company.........................................................................    14
     Separate Account................................................................    15
     General Account.................................................................    16
SEPARATE ACCOUNT INVESTMENTS.........................................................    16
     Underlying Funds................................................................    16
       Anchor Trust..................................................................    16
       SunAmerica Trust..............................................................    17
     Voting Rights...................................................................    19
     Substitution of Securities......................................................    19
FIXED ACCOUNT OPTIONS................................................................    19
     Allocations.....................................................................    19
     Renewals........................................................................    20
     Market Value Adjustment.........................................................    20
CONTRACT CHARGES.....................................................................    21
     Mortality and Expense Risk Charge...............................................    21
     Administrative Charges..........................................................    22
       Contract Administration Charge................................................    22
       Transfer Fee..................................................................    22
     Sales Charges...................................................................    22
       Withdrawal Charge.............................................................    22
       Distribution Expense Charge...................................................    24
     Deduction for Separate Account Income Taxes.....................................    24
     Other Expenses..................................................................    24
     Reduction of Charges for Sales to Certain Groups................................    24
DESCRIPTION OF THE CONTRACTS.........................................................    24
     Summary.........................................................................    24
     Owner...........................................................................    25
     Annuitant.......................................................................    25
     Modification of the Contract....................................................    25
     Assignment......................................................................    25
     Death Benefit...................................................................    25
     Beneficiary.....................................................................    26
PURCHASES, WITHDRAWALS AND CONTRACT VALUE............................................    26
     Minimum Purchase Payment........................................................    26
       Automatic Payment Plan........................................................    26
       Automatic Dollar Cost Averaging Program.......................................    26
       Asset Allocation Rebalancing Program..........................................    27
       Principal Advantage Program...................................................    27
     Allocation of Purchase Payments.................................................    28
     Transfer During Accumulation Period.............................................    28
     Separate Account Accumulation Unit Value........................................    29
     Fixed Account Accumulation Value................................................    29
     Distribution of Contracts.......................................................    29
     Withdrawals (Redemptions).......................................................    30
       Systematic Withdrawal Program.................................................    31
       ERISA Plans...................................................................    31
       Deferment of Fixed Account Withdrawal Payments................................    31
     Minimum Contract Value..........................................................    31

ITEM                                                                                   PAGE
                                                                                       ----
ANNUITY PERIOD.......................................................................    31
     Annuity Date....................................................................    31
       Deferment of Payments.........................................................    32
       Payments to Owner.............................................................    32
     Allocation of Annuity Payments..................................................    32
     Annuity Options.................................................................    32
     Other Options...................................................................    33
     Transfer During Annuity Period..................................................    34
     Death Benefit During Annuity Period.............................................    34
     Annuity Payments................................................................    34
       Initial Monthly Annuity Payment...............................................    34
       Subsequent Monthly Payments...................................................    34
ADMINISTRATION.......................................................................    35
TAXES................................................................................    35
     General.........................................................................    35
     Withholding Tax on Distributions................................................    36
     Diversification -- Separate Account Investments.................................    36
     Multiple Contracts..............................................................    36
     Tax Treatment of Assignments....................................................    37
     Qualified Plans.................................................................    37
     Tax Treatment of Withdrawals....................................................    38
       Qualified Plans...............................................................    38
       Nonqualified Plans............................................................    39
ADDITIONAL INFORMATION ABOUT THE COMPANY.............................................    40
     Selected Financial Data.........................................................    40
     Management's Discussion and Analysis of Financial Condition and Results of
      Operations.....................................................................    41
     Properties......................................................................    46
     Directors and Executive Officers................................................    46
     Executive Compensation..........................................................    47
STATE REGULATION.....................................................................    48
CUSTODIAN............................................................................    48
LEGAL PROCEEDINGS....................................................................    49
REGISTRATION STATEMENTS..............................................................    49
INDEPENDENT ACCOUNTANTS..............................................................    49
ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT....................................    49
FINANCIAL STATEMENTS.................................................................    50
APPENDIX A -- WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT........   A-1
APPENDIX B -- SAMPLE DEATH BENEFIT COMPUTATIONS......................................   B-1


--------------------------------------------------------------------------------

                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this prospectus, have the indicated meanings:

ACCUMULATION PERIOD -- The period between the Contract Date and the Annuity Date; the build-up phase under the Contract.

ACCUMULATION UNIT -- A unit of measurement which the Company uses to calculate Contract Value under the variable portion of the Contracts during the Accumulation Period.

ANCHOR TRUST -- Anchor Series Trust, an open-end management investment company.


ANNUITY SERVICE CENTER -- Its address and phone number are: P.O. Box 54299, Los Angeles, California 90054-0299; (800)99-NYSUN. Correspondence accompanying a payment should be directed to P.O. Box 100357, Pasadena, California 91189-0357. The Company will notify Contract Owners of any change in address or telephone number.


ANNUITANT -- The natural person on whose life the annuity benefits under a Contract are based.

ANNUITIZATION -- The process by which an Owner converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which the Owner or other payee(s) receive periodic annuity payments.

ANNUITY DATE -- The date on which annuity payments are to begin.

ANNUITY PERIOD -- The period starting on the Annuity Date.

ANNUITY UNIT -- A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) -- The person(s) designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner.

CODE -- The Internal Revenue Code of 1986, as amended.

COMMISSION -- The Securities and Exchange Commission.


COMPANY -- First SunAmerica Life Insurance Company, a New York corporation.


CONTRACT(S) -- The Flexible Payment Individual Deferred Annuity Contracts offered by this prospectus.

CONTRACT DATE -- The date a Contract is issued.

CONTRACT VALUE -- The value under a Contract is equal to the sum of the values of the Owner's interest in the Fixed Account and the Separate Account.

CONTRACT YEAR -- A year starting from the Contract Date in one calendar year and ending on the Contract Date in the succeeding calendar year.

CONTRIBUTION YEAR -- With respect to a given Purchase Payment, a year starting from the date of the Purchase Payment in one calendar year and ending on the day before the anniversary of such date in the succeeding calendar years. The Contribution Year in which a Purchase Payment is made is "Contribution Year 0"; subsequent Contribution Years are successively numbered beginning with Contribution Year 1.

CURRENT INTEREST RATE -- The interest rate as declared from time to time by the Company to be in effect for allocations to the Fixed Account for a specified Guarantee Period. It is equal to the sum of the subsequent Guarantee Rate and the excess interest rate, if any, declared by the Company for such allocation. The subsequent Guarantee Rate will not be less than 3% per annum.

DUE PROOF OF DEATH -- (1) A certified copy of a death certificate; or (2) a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or (3) a written statement by a medical doctor who attended the deceased at the time of death; or (4) any other proof satisfactory to the Company.

FIXED ACCOUNT -- Contract Values allocated to the Company's General Account under one or more of the Fixed Account options under the Contract.

FIXED ANNUITY -- A series of payments that are fixed in amount and made during the Annuity Period to a payee under a Contract.

GENERAL ACCOUNT -- The Company's general investment account which contains all the assets of the Company, with the exception of the Separate Account and other segregated asset accounts.

GUARANTEE AMOUNT -- The accumulated value of that portion of a Contract allocated to the Fixed Account for a Guarantee Period.

GUARANTEE PERIOD -- A period during which an allocation to the Fixed Account will earn interest at the Current Interest Rate that was in effect for that period when the allocation was made.

GUARANTEE RATE -- The interest rate in effect for a particular allocation to the Fixed Account for a specified Guarantee Period.

LATEST ANNUITY DATE -- The first day of the month following the 85th birthday of the Annuitant. In the case of Contracts issued in connection with Qualified Plans, the Code generally requires that a minimum distribution be taken by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. Accordingly, the Company may require an Owner in a Qualified Plan to annuitize prior to such date unless the Owner demonstrates that the minimum distribution is otherwise being made.


MARKET VALUE ADJUSTMENT -- An adjustment applied to amounts withdrawn, transferred or annuitized from the three, five, seven and ten year Fixed Account options prior to the end of the applicable Guarantee Period(s).


NONQUALIFIED PLAN -- A retirement plan which does not receive favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

OWNER -- The person(s) having the privileges of ownership defined in the Contracts.

PORTFOLIO -- A subdivision of the Separate Account invested wholly in shares of one of the investment series of Anchor Trust or SunAmerica Trust.

PURCHASE PAYMENTS -- Amounts paid to the Company for the Contract by or on behalf of an Owner.

QUALIFIED PLAN -- A retirement plan which receives favorable tax treatment under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code.

SEPARATE ACCOUNT -- A segregated investment account of the Company entitled "FS Variable Separate Account."

SUNAMERICA TRUST -- SunAmerica Series Trust, an open-end management investment company.

UNDERLYING FUND(S) -- The underlying series of the Anchor Trust or SunAmerica Trust in which the Portfolios invest.

VALUATION DATE -- Each day the New York Stock Exchange is open for business.

VALUATION PERIOD -- The period commencing at the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of normal trading on the NYSE on the next succeeding Valuation Date.

VARIABLE ANNUITY -- A series of payments made during the Annuity Period to a payee under a Contract which vary in amount in accordance with the investment experience of the Portfolios to which Contract Values have been allocated.

WITHDRAWAL CHARGE -- The contingent deferred sales charge assessed against certain withdrawals.

WITHDRAWAL VALUE -- Contract Value, minus any Contract Administration Charge, minus any applicable Withdrawal Charge, and plus or minus any applicable Market Value Adjustment.

--------------------------------------------------------------------------------

                                    SUMMARY
--------------------------------------------------------------------------------

     This prospectus describes the uses and objectives of the Contracts, their costs, and the rights and privileges of the Owner. It also contains information about the Company, the Fixed Account, the Separate Account and its Portfolios, and the Underlying Funds in which the Portfolios invest. We urge you to read it carefully and retain it and the prospectuses for the Anchor Trust and SunAmerica Trust for future reference. (The prospectuses for the Anchor Trust and SunAmerica Trust are attached to and follow this prospectus).

WHAT IS THE CONTRACT?


     The Contract offered is a tax deferred annuity which provides fixed benefits, variable benefits or a combination of both. Individuals wishing to purchase a Contract must complete an application and provide an initial Purchase Payment which will be sent to the Company at its address for correspondence accompanied by payments indicated on the cover page of this prospectus or in such other manner as deemed acceptable to the Company. The minimum and maximum of Purchase Payments vary depending upon the type of Contract purchased. (See "Minimum Purchase Payment".)


WHAT IS THE DIFFERENCE BETWEEN A VARIABLE ANNUITY AND A FIXED ANNUITY?

     The Contract has appropriate provisions relating to variable and fixed accumulation values and variable and fixed annuity payments. A Variable Annuity and a Fixed Annuity have certain similarities. Both provide that Purchase Payments, less certain deductions, will be accumulated prior to the Annuity Date. After the Annuity Date, annuity payments will be made to a designated payee (normally, the Owner), for the life of the Annuitant or a period certain or a combination thereof. The Company assumes mortality and expense risks under the Contracts, for which it receives certain compensation.


     The most significant difference between a Variable Annuity and a Fixed Annuity is that under a Variable Annuity, all investment risk before and after the Annuity Date is assumed by the Owner or other payee; the amounts of the annuity payments vary with the investment performance of the Portfolios of the Separate Account selected by the Owner. Under a Fixed Annuity, in contrast, the investment risk after the Annuity Date is assumed by the Company and the amounts of the annuity payments do not vary. In the case of amounts allocated to the Fixed Account prior to the Annuity Date, the Owner bears the risks (1) that the rate credited on amounts allocated to the Fixed Account may not exceed 3% for any Guarantee Period, and (2) that amounts withdrawn, transferred or annuitized from the Fixed Account prior to the end of their respective Guarantee Periods, other than withdrawals from the one year Fixed Account option, could result in the Owners receiving less than the Purchase Payments so allocated. (See "Fixed Account Options -- Market Value Adjustment".)


HOW MAY PURCHASE PAYMENTS BE ALLOCATED?


     Purchase Payments for the Contracts may be allocated pursuant to instructions in the application to one or more Portfolios of the Separate Account, and/or to the Company's General Account under one or more of the Fixed Account options under the Contracts. The Separate Account invests in shares of the following Underlying Funds (See "Separate Account Investments"):


                                  ANCHOR TRUST

* CAPITAL APPRECIATION PORTFOLIO        * NATURAL RESOURCES PORTFOLIO
* GROWTH PORTFOLIO                      * GOVERNMENT AND QUALITY BOND PORTFOLIO



                                SUNAMERICA TRUST

* INTERNATIONAL DIVERSIFIED EQUITIES    * ASSET ALLOCATION PORTFOLIO
  PORTFOLIO                             * BALANCED/PHOENIX INVESTMENT
* GLOBAL EQUITIES PORTFOLIO               COUNSEL PORTFOLIO
* ALLIANCE GROWTH PORTFOLIO             * WORLDWIDE HIGH INCOME PORTFOLIO
* GROWTH/PHOENIX INVESTMENT             * HIGH-YIELD BOND PORTFOLIO
  COUNSEL PORTFOLIO                     * GLOBAL BOND PORTFOLIO
* PROVIDENT GROWTH PORTFOLIO            * FIXED INCOME PORTFOLIO
* VENTURE VALUE PORTFOLIO               * CASH MANAGEMENT PORTFOLIO
* GROWTH-INCOME PORTFOLIO



     Purchase Payments allocated to Fixed Account option(s) will earn interest at the then Current Interest Rate(s) for the selected Guarantee Period(s). (See "Fixed Account Options".)

     Prior to the Annuity Date, transfers may be made among the Portfolios and/or the Fixed Account options. Fifteen transfers per Contract Year are permitted before a transfer fee will be assessed. A Market Value Adjustment may also apply in the case of a transfer from a Fixed Account option. (See "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period".)


MAY WITHDRAWALS BE MADE BEFORE ANNUITIZATION?


     Except as explained below, Contract Value may be withdrawn at any time during the Accumulation Period. In addition to potential losses due to investment risks, withdrawals may be reduced by a Withdrawal Charge, and a penalty tax and income tax may apply. Contracts in connection with Qualified Plans may be subject to additional withdrawal restrictions imposed by the Plan. Earnings under a Contract may be withdrawn at any time during such period free of Withdrawal Charge (although withdrawals from the Fixed Account other than at the end of the applicable Guarantee Periods are generally subject to a Market Value Adjustment). Alternatively, there is a free withdrawal amount which applies to the first withdrawal during a Contract Year after the first Contract Year. (See "Contract Charges -- Sales Charges -- Withdrawal Charge".) Certain Owners of Nonqualified Plan Contracts and Contracts issued in connection with Individual Retirement Annuities ("IRAs") may choose to withdraw amounts which in the aggregate add up to 10% of their Purchase Payments annually pursuant to a systematic withdrawal program without charge. (See "Purchases, Withdrawals and Contract Value -- Withdrawals (Redemptions) -- Systematic Withdrawal Program".) Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2.


     Owners should consult their own tax counsel or other tax adviser regarding any withdrawals or distributions.

CAN I EXAMINE THE CONTRACT?

     The Contract Owner may return the Contract to the Company within 10 days after it is received by delivering or mailing it to the Company's Annuity Service Center. If the Contract is returned to the Company, it will be terminated and the Company will pay the Owner an amount equal to the greater of Purchase Payments or Contract Value represented by the Contract on the date it is received by the Company.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A CONTRACT?


     A mortality and expense risk charge is assessed daily against the assets of each Portfolio at an annual rate of 1.37%. A distribution expense charge is assessed daily against the assets of each Portfolio at an annual rate of 0.15%. The Contracts also provide for certain deductions and charges, including a contract administration charge of $30 annually, which is guaranteed not to increase and which under certain circumstances may be waived. The Contract permits up to 15 free transfers each Contract Year, after which point a $25 transfer fee is applicable to each subsequent transfer. Additionally, a Withdrawal Charge may be assessed against the Contract Value during the first seven Contribution Years (7%-6%-5%-4%-3%-2%-1%-0%) when a withdrawal is made. (See "Contract Charges".)


DOES THE CONTRACT PAY ANY DEATH BENEFITS?


     A Death Benefit is provided in the event of the death of the Owner during the Accumulation Period. The Death Benefit is equal to the greater of: (1) the total of Purchase Payments made prior to the death of the Owner, minus any partial withdrawals and/or partial annuitizations; or (2) the Contract Value upon receipt of Due Proof of Death. In addition, the Company will pay an enhanced Death Benefit after the seventh Contract anniversary which is equal to the greater of: (1) the Contract Value on the anniversary of the Contract Date preceding the date of death; and (2) the Death Benefit payable on the anniversary of the Contract Date preceding the date of death, both increased by any Purchase Payments and reduced by any partial withdrawals and partial annuitizations since that anniversary. (See "Description of the Contracts -- Death Benefit".)


WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACT?


     There are five available annuity options under the Contract. They include an annuity for life, a joint and survivor annuity, a joint and survivor life annuity with 120 monthly payments guaranteed, a life annuity with 120 or 240 monthly payments guaranteed and monthly payments for a specified number of years. The Annuity Date may not be deferred beyond an Owner's 85th birthday. If a Contract Owner does not elect otherwise, monthly annuity payments generally will be made under the fourth option to provide a life annuity with 120 monthly payments certain. (See "Annuity Period -- Annuity Options".)


DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CONTRACT?


     Owners will have the right to vote on matters affecting the Underlying Funds to the extent that proxies are solicited by Anchor Trust or SunAmerica Trust. If the Owner does not vote, the Company will vote such interests in the same proportion as it votes shares for which it has received instructions. (See "Separate Account Investments -- Voting Rights".)

--------------------------------------------------------------------------------

                                   FEE TABLES
--------------------------------------------------------------------------------

                           OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF PURCHASE PAYMENTS):

    CONTRIBUTION YEAR
    -----------------
      Zero..............................................................................................    7%
      One...............................................................................................    6%
      Two...............................................................................................    5%
      Three.............................................................................................    4%
      Four..............................................................................................    3%
      Five..............................................................................................    2%
      Six...............................................................................................    1%
      Seven and later...................................................................................    0%
ANNUAL CONTRACT ADMINISTRATION CHARGE...................................................................   $30
TRANSFER FEE............................................................................................   $25
      (applies solely to transfers in excess of fifteen in a Contract Year)

---------------

The Owner Transaction Expenses apply to the Contract Value allocated to the Fixed Account, as well as the Separate Account.

--------------------------------------------------------------------------------

                        ANNUAL SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF DAILY NET ASSET VALUE)

MORTALITY RISK CHARGE
    Standard..........................................................................................   0.90%
    Enhanced..........................................................................................   0.12%
                                                                                                         -----
        Total.........................................................................................   1.02%
EXPENSE RISK CHARGE...................................................................................   0.35%
DISTRIBUTION EXPENSE CHARGE...........................................................................   0.15%
                                                                                                         -----
      TOTAL EXPENSE CHARGE............................................................................   1.52%
                                                                                                         =====

--------------------------------------------------------------------------------

                            UNDERLYING FUND EXPENSES
--------------------------------------------------------------------------------

                                  ANCHOR TRUST


           (FUND EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS FOR


           THE TRUST'S TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 1995.)



                                                                                              TOTAL
                                                                  MANAGEMENT       OTHER      ANNUAL
                                                                      FEE         EXPENSES   EXPENSES
-----------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION..........................................        .70%           .10%       .80%
-----------------------------------------------------------------------------------------------------
GROWTH........................................................        .74%           .11%       .85%
-----------------------------------------------------------------------------------------------------
NATURAL RESOURCES.............................................        .75%           .25%      1.00%
-----------------------------------------------------------------------------------------------------
GOVERNMENT & QUALITY BOND.....................................        .62%           .12%       .74%
-----------------------------------------------------------------------------------------------------



                                SUNAMERICA TRUST



             (FUND EXPENSES, AS A PERCENTAGE OF AVERAGE NET ASSETS


             FOR THE TRUST'S FISCAL YEAR ENDED NOVEMBER 30, 1995.)



                                                                                              TOTAL
                                                                  MANAGEMENT       OTHER      ANNUAL
                                                                      FEE         EXPENSES   EXPENSES
-----------------------------------------------------------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES............................       1.00%          .70%       1.70%
-----------------------------------------------------------------------------------------------------
GLOBAL EQUITIES...............................................        .83%          .31%       1.14%
-----------------------------------------------------------------------------------------------------
ALLIANCE GROWTH...............................................        .68%          .11%        .79%
-----------------------------------------------------------------------------------------------------
GROWTH/PHOENIX INVESTMENT COUNSEL.............................        .67%          .09%        .76%
-----------------------------------------------------------------------------------------------------
PROVIDENT GROWTH..............................................        .83%          .10%        .93%
-----------------------------------------------------------------------------------------------------
VENTURE VALUE.................................................        .79%          .21%       1.00%
-----------------------------------------------------------------------------------------------------
GROWTH-INCOME.................................................        .67%          .10%        .77%
-----------------------------------------------------------------------------------------------------
ASSET ALLOCATION..............................................        .68%          .13%        .81%
-----------------------------------------------------------------------------------------------------
BALANCED/PHOENIX INVESTMENT COUNSEL...........................        .70%          .28%        .98%
-----------------------------------------------------------------------------------------------------
WORLDWIDE HIGH INCOME.........................................       1.00%          .30%       1.30%
-----------------------------------------------------------------------------------------------------
HIGH-YIELD BOND...............................................        .69%          .11%        .80%
-----------------------------------------------------------------------------------------------------
GLOBAL BOND...................................................        .75%          .20%        .95%
-----------------------------------------------------------------------------------------------------
FIXED INCOME..................................................        .70%          .26%        .96%
-----------------------------------------------------------------------------------------------------
CASH MANAGEMENT...............................................        .55%          .12%        .67%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXAMPLES
--------------------------------------------------------------------------------


                                  CONDITIONS
                       An Owner would pay the following expenses
                       on a $1,000 investment in each indicated
                       Portfolio assuming 5% annual return on                        TIME PERIODS
     PORTFOLIO         assets:                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------
CAPITAL                (a) upon surrender at the end of the        (a)    $ 94     $ 124     $ 157      $272
  APPRECIATION         stated time period.
                       (b) if the Contract WAS NOT surrendered     (b)    $ 24     $  74     $ 127      $272
--------------------------------------------------------------------------------------------------------------
GROWTH                 SAME                                        (a)    $ 95     $ 126     $ 160      $277
                                                                   (b)    $ 25     $  76     $ 130      $277
--------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES      SAME                                        (a)    $ 96     $ 130     $ 167      $292
                                                                   (b)    $ 26     $  80     $ 137      $292
--------------------------------------------------------------------------------------------------------------
GOVERNMENT &           SAME                                        (a)    $ 94     $ 123     $ 154      $266
QUALITY BOND                                                       (b)    $ 24     $  73     $ 124      $266
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL          SAME                                        (a)    $103     $ 151     $ 202      $358
DIVERSIFIED                                                        (b)    $ 33     $ 101     $ 172      $358
  EQUITIES
--------------------------------------------------------------------------------------------------------------
GLOBAL                 SAME                                        (a)    $ 98     $ 135     $ 174      $306
EQUITIES                                                           (b)    $ 28     $  85     $ 144      $306
--------------------------------------------------------------------------------------------------------------
ALLIANCE               SAME                                        (a)    $ 94     $ 124     $ 157      $271
GROWTH                                                             (b)    $ 24     $  74     $ 127      $271
--------------------------------------------------------------------------------------------------------------
GROWTH/PHOENIX         SAME                                        (a)    $ 94     $ 123     $ 155      $268
INVESTMENT COUNSEL                                                 (b)    $ 24     $  73     $ 125      $268
--------------------------------------------------------------------------------------------------------------
PROVIDENT              SAME                                        (a)    $ 95     $ 128     $ 164      $285
GROWTH                                                             (b)    $ 25     $  78     $ 134      $285
--------------------------------------------------------------------------------------------------------------
VENTURE VALUE          SAME                                        (a)    $ 96     $ 130     $ 167      $292
                                                                   (b)    $ 26     $  80     $ 137      $292
--------------------------------------------------------------------------------------------------------------
GROWTH-                SAME                                        (a)    $ 94     $ 124     $ 156      $269
INCOME                                                             (b)    $ 24     $  74     $ 126      $269
--------------------------------------------------------------------------------------------------------------
ASSET                  SAME                                        (a)    $ 94     $ 125     $ 158      $273
ALLOCATION                                                         (b)    $ 24     $  75     $ 128      $273
--------------------------------------------------------------------------------------------------------------
BALANCED/PHOENIX       SAME                                        (a)    $ 96     $ 130     $ 166      $290
INVESTMENT COUNSEL                                                 (b)    $ 26     $  80     $ 136      $290
--------------------------------------------------------------------------------------------------------------
WORLDWIDE HIGH         SAME                                        (a)    $ 99     $ 139     $ 182      $321
INCOME                                                             (b)    $ 29     $  89     $ 152      $321
--------------------------------------------------------------------------------------------------------------
HIGH-YIELD             SAME                                        (a)    $ 94     $ 124     $ 157      $272
BOND                                                               (b)    $ 24     $  74     $ 127      $272
--------------------------------------------------------------------------------------------------------------
GLOBAL                 SAME                                        (a)    $ 96     $ 129     $ 165      $288
BOND                                                               (b)    $ 26     $  79     $ 135      $288
--------------------------------------------------------------------------------------------------------------
FIXED                  SAME                                        (a)    $ 96     $ 129     $ 165      $288
INCOME                                                             (b)    $ 26     $  79     $ 135      $288
--------------------------------------------------------------------------------------------------------------
CASH                   SAME                                        (a)    $ 93     $ 121     $ 151      $259
MANAGEMENT                                                         (b)    $ 23     $  71     $ 121      $259
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     EXPLANATION OF FEE TABLES AND EXAMPLES
--------------------------------------------------------------------------------


1. The purpose of the foregoing table and examples is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly by investing in the Separate Account. The Owner Transaction Expenses at the beginning of the table are applicable to Contract Value allocated to the Fixed Account as well as to the Separate Account. However, the balance of the fee tables, and the Examples, apply only to investments in the Separate Account. The table reflects expenses of the Separate Account as well as the Underlying Funds. For additional information see "Contract Charges"; see also the sections relating to management of the Underlying Funds in their respective prospectuses. The examples do not illustrate the tax consequences of surrendering a Contract.



2. The examples assume that there were no transactions which would result in the imposition of the transfer fee. The amount of the transfer fee is $25 except that the first 15 transfers per Contract Year are not subject to a fee. (See "Administrative Charges -- Transfer Fee".) Transfers from the Fixed Account may be subject to a Market Value Adjustment even if they are not subject to a transfer fee.


3. For purposes of the amounts reported in the Examples, the contract administration charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Portfolios and the Fixed Account attributable to the Contracts.

4. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------


                        CONDENSED FINANCIAL INFORMATION


                            ACCUMULATION UNIT VALUES

--------------------------------------------------------------------------------


                                                                                             INCEPTION
                                                                                                TO
             PORTFOLIOS OF THE SEPARATE ACCOUNT                                              11/30/95
             ----------------------------------                                             -----------
                                                   ANCHOR TRUST
            Capital Appreciation (Inception Date -- 4/6/95)
                    Beginning AUV.........................................................      $11.35
                    End AUV...............................................................      $14.19
                    End # AUs.............................................................      52,583
            Growth (Inception Date -- 4/6/95)
                    Beginning AUV.........................................................      $11.02
                    End AUV...............................................................      $12.95
                    End # AUs.............................................................      15,156
            Natural Resources (Inception Date -- 5/30/95)
                    Beginning AUV.........................................................      $10.17
                    End AUV...............................................................      $10.78
                    End # AUs.............................................................       5,306
            Government and Quality Bond (Inception Date -- 5/3/95)
                    Beginning AUV.........................................................      $10.55
                    End AUV...............................................................      $11.51
                    End # AUs.............................................................      37,576

                                                 SUNAMERICA TRUST
            International Diversified Equities (Inception Date -- 4/12/95)
                    Beginning AUV.........................................................       $9.45
                    End AUV...............................................................      $10.07
                    End # AUs.............................................................      58,058
            Global Equities (Inception Date -- 5/22/95)
                    Beginning AUV.........................................................      $11.99
                    End AUV...............................................................      $13.01
                    End # AUs.............................................................      26,604
            Alliance Growth (Inception Date -- 4/6/95)
                    Beginning AUV.........................................................      $11.52
                    End AUV...............................................................      $15.44
                    End # AUs.............................................................      52,943
            Growth/Phoenix Investment Counsel (Inception Date -- 4/6/95)
                    Beginning AUV.........................................................      $10.61
                    End AUV...............................................................      $12.81
                    End # AUs.............................................................      22,973
            Provident Growth (Inception Date -- 4/6/95)
                    Beginning AUV.........................................................      $10.36
                    End AUV...............................................................      $12.60
                    End # AUs.............................................................      31,960
            Venture Value (Inception Date -- 4/6/95)
                    Beginning AUV.........................................................      $10.84
                    End AUV...............................................................      $13.29
                    End # AUs.............................................................     113,664

                                                                                             INCEPTION
                                                                                                TO
            PORTFOLIOS OF THE SEPARATE ACCOUNT                                               11/30/95
            ----------------------------------                                              -----------
            Growth-Income (Inception Date -- 4/12/95)
                    Beginning AUV.........................................................      $11.15
                    End AUV...............................................................      $13.32
                    End # AUs.............................................................      45,266
            Asset Allocation (Inception Date -- 4/24/95)
                    Beginning AUV.........................................................      $11.29
                    End AUV...............................................................      $12.64
                    End # AUs.............................................................      60,824
            Balanced/Phoenix Investment Counsel (Inception Date -- 5/8/95)
                    Beginning AUV.........................................................      $10.90
                    End AUV...............................................................      $12.33
                    End # AUs.............................................................      41,654
            Worldwide High Income (Inception Date -- 5/2/95)
                    Beginning AUV.........................................................      $10.13
                    End AUV...............................................................      $11.36
                    End # AUs.............................................................      21,556
            High-Yield Bond (Inception Date -- 5/8/95)
                    Beginning AUV.........................................................      $11.18
                    End AUV...............................................................      $11.48
                    End # AUs.............................................................      40,706
            Global Bond (Inception Date -- 5/2/95)
                    Beginning AUV.........................................................      $10.37
                    End AUV...............................................................      $11.20
                    End # AUs.............................................................      12,162
            Fixed Income (Inception Date -- 4/12/95)
                    Beginning AUV.........................................................      $10.21
                    End AUV...............................................................      $11.10
                    End # AUs.............................................................       5,375
            Cash Management (Inception Date -- 4/27/95)
                    Beginning AUV.........................................................      $10.44
                    End AUV...............................................................      $10.67
                    End # AUs.............................................................      59,731


---------------


AUV -- Accumulation Unit Value



AU  -- Accumulation Units


--------------------------------------------------------------------------------



                                PERFORMANCE DATA

--------------------------------------------------------------------------------


     From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a Contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any Withdrawal Charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Certificate of average size.



     In addition, the Separate Account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Cash Management Portfolio. The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.



     For periods starting prior to the date the Contracts were first offered to the public, the total return data for the Capital Appreciation, Growth, Natural Resources and the Government and Quality Bond Portfolios of the Separate Account will be derived from the performance of the corresponding Portfolios of Anchor Trust, modified to reflect the charges and expenses as if the Separate Account Portfolio had been in existence since the inception date of each respective Anchor Trust Portfolio. Thus, such performance figures should not be construed to be actual historic performance of the relevant Separate Account Portfolio. Rather, they are intended to indicate the historic performance of the four corresponding Portfolios of Anchor Trust, adjusted to provide direct comparability to the performance of the Portfolios after the date the Contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the Contracts). The Capital Appreciation, Growth, Natural Resources and Government and Quality Bond Portfolios of Anchor Trust have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with Variable Contracts not having the same fee and charge schedules as those imposed under the Contracts.



     More detailed information on the computation of advertised performance data for the Separate Account is contained in the Statement of Additional Information.



--------------------------------------------------------------------------------


                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

COMPANY


     The Company is a stock life insurance company organized under the laws of the state of New York in December 1978. Its legal domicile and principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The Company is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.



     The Company and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and two broker-dealers, offer a full line of financial services, including fixed and variable annuities, mutual funds, premium finance and trust administration services. As of September 30, 1995, the Company had $163.2 million in assets while SunAmerica Inc., the Company's ultimate parent, together with its subsidiaries, held $28.39 billion of assets, consisting of $16.84 billion of assets owned, $2.13 billion of assets managed in mutual funds and private accounts, and $9.42 billion under custody in retirement trust accounts.


     The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by A.M. Best Company ("A.M. Best"). A.M.

Best's ratings reflect its current opinion on the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Its ratings do not apply to the Separate Account. However, the contractual obligations under the Contracts are general corporate obligations of the Company.

     The Company is admitted to conduct life insurance and annuity business in the state of New York. The Contracts offered by this prospectus are issued by the Company and will be funded in the Separate Account as well as the Company's General Account.


     For more detailed information about the Company, see "Additional Information About the Company".


SEPARATE ACCOUNT

     FS Variable Separate Account was originally established by the Company on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.


     Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company.


     The Separate Account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Underlying Funds, and are also reduced by Contract charges.

     The basic objective of a Variable Annuity contract is to provide Variable Annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The Contract is designed to seek to accomplish this objective by providing that Variable Annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' managements to make necessary changes in their portfolios to anticipate changes in economic conditions. Therefore, the Owner bears the entire investment risk that the basic objectives of the Contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of Variable Annuity payments will equal or exceed the Purchase Payments made with respect to a particular Contract for the reasons described above, or because of the premature death of an Annuitant.

     Another important feature of the Contract related to its basic objective is the Company's promise that the dollar amount of Variable Annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the Contract (although the Company does not guarantee the amounts of the Variable Annuity payments).

GENERAL ACCOUNT


     The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. Guarantee Periods of one, three, five, seven and ten years are available through the General Account. A Purchase Payment may be allocated to one or more Guarantee Periods, as elected by the Owner at the time the Purchase Payment is made. In addition, all or part of the Owner's Contract Value may be transferred to Guarantee Periods available under the Contract as described under "Purchases, Withdrawals and Contract Value -- Transfer During Accumulation Period" and "Annuity Period -- Transfer During Annuity Period". Assets supporting amounts allocated to Guarantee Periods become part of the Company's General Account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the General Account will be available to fund the Company's obligations under the Contracts as well as such other claims.


     The Company will invest the assets of the General Account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

--------------------------------------------------------------------------------

                          SEPARATE ACCOUNT INVESTMENTS
--------------------------------------------------------------------------------

UNDERLYING FUNDS


     Each of the Portfolios of the Separate Account invests in the shares of one of the following Underlying Funds of Anchor Trust or SunAmerica Trust, which are investment series of open-end management investment companies registered under the Investment Company Act of 1940:


                                  ANCHOR TRUST

* CAPITAL APPRECIATION PORTFOLIO        * NATURAL RESOURCES PORTFOLIO
* GROWTH PORTFOLIO                      * GOVERNMENT AND QUALITY BOND PORTFOLIO


                                SUNAMERICA TRUST

* INTERNATIONAL DIVERSIFIED EQUITIES    * ASSET ALLOCATION PORTFOLIO
  PORTFOLIO                             * BALANCED/PHOENIX INVESTMENT COUNSEL
* GLOBAL EQUITIES PORTFOLIO               PORTFOLIO
* ALLIANCE GROWTH PORTFOLIO             * WORLDWIDE HIGH INCOME PORTFOLIO
* GROWTH/PHOENIX INVESTMENT COUNSEL     * HIGH-YIELD BOND PORTFOLIO
  PORTFOLIO                             * GLOBAL BOND PORTFOLIO
* PROVIDENT GROWTH PORTFOLIO            * FIXED INCOME PORTFOLIO
* VENTURE VALUE PORTFOLIO               * CASH MANAGEMENT PORTFOLIO
* GROWTH-INCOME PORTFOLIO


     The Underlying Funds and their investment objectives are as follows:



     ANCHOR TRUST



     Four Portfolios of the Separate Account invest solely in the shares of one of the four currently available investments series, designated "Underlying Funds," of Anchor Trust, an open-end diversified management investment company registered under the Investment Company Act of 1940. While a brief summary of the investment objectives of the four available Underlying Funds is set forth below, more comprehensive information, including a discussion of potential risks, is found in the prospectus for Anchor Trust. SunAmerica Asset Management Corp. ("SAAMCo") is the investment adviser for Anchor Trust. SAAMCo is an indirect wholly owned subsidiary of SunAmerica Inc. Wellington Management Company ("Wellington") of Boston, Massachusetts, a professional investment counseling firm, serves as Subadviser to SAAMCo. Wellington is not affiliated with the Company.



     Shares of Anchor Trust are and will be issued and redeemed only in connection with investments in and payments under variable contracts sold by the Company and its affiliate, Anchor National Life Insurance Company, as well as two unaffiliated companies, Presidential Life Insurance Company and Phoenix Mutual Life Insurance Company. No disadvantage to Owners is seen to arise from the fact that Anchor Trust offers its shares in this fashion.



     The four available Underlying Funds and their investment objectives are as stated below:



     CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This Underlying Fund invests in a widely diversified group of growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.



     GROWTH PORTFOLIO seeks long-term capital appreciation through investments in growth equity securities. This Underlying Fund may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.



     NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This Underlying Fund invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.



     GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This Underlying Fund invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Corporation ("S&P").



     ANCHOR TRUST HAS UNDERLYING FUNDS IN ADDITION TO THOSE IDENTIFIED ABOVE. HOWEVER, NONE OF SUCH OTHER UNDERLYING FUNDS IS CURRENTLY AVAILABLE FOR INVESTMENT UNDER THE CONTRACTS DESCRIBED IN THIS PROSPECTUS.



     SUNAMERICA TRUST



     Fourteen Portfolios of the Separate Account invest solely in the shares of one of the fourteen currently available investment series, designed "Underlying Funds," of SunAmerica Trust. SunAmerica Trust is registered as a diversified, open-end management investment company under the 1940 Act. SAAMCo serves as investment adviser for all the Underlying Funds of SunAmerica Trust. Alliance Capital Management L.P. ("Alliance") serves as Subadviser for the Global Equities, Alliance Growth and Growth-Income Portfolios; Phoenix Investment Counsel, Inc. serves as Subadviser for the Growth/Phoenix Investment Counsel and Balanced/Phoenix Investment Counsel Portfolios; Provident Investment Counsel (an autonomous wholly owned subsidiary of United Asset Management Corporation, a financial services holding company) serves as Subadviser for the Provident Growth Portfolio; Davis Selected Advisers, L.P., serves as Subadviser for the Venture Value Portfolio; Goldman Sachs Asset Management, a separate division of Goldman, Sachs & Co., serves as Subadviser for the Asset Allocation and Fixed Income Portfolios; Goldman Sachs Asset Management International, an affiliate of Goldman, Sachs & Co. serves as Subadviser for the Global Bond Portfolio; and Morgan Stanley Asset Management Inc. serves as Subadviser for the International Diversified Equities and Worldwide High Income Portfolios. There is no Subadviser for the High-Yield Bond Portfolio or the Cash Management Portfolio and SAAMCo therefore performs all investment advisory services for these Portfolios.

     Shares of SunAmerica Trust are and will be issued and redeemed only in connection with investments in and payments under variable contracts sold by the Company and its affiliate, Anchor National Life Insurance Company. In the future, however, SunAmerica Trust shares may be used as the underlying investment medium for other variable annuity contracts and for variable life contracts offered by the Company. Neither the Company nor SunAmerica Trust currently foresees any disadvantages to either variable annuity or variable life Contract Owners arising from such usage.



     The fourteen available Underlying Funds and their investment objectives are as stated below:



     INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing in common stocks of foreign issuers in accordance with country weightings as determined by the Subadviser which, in the aggregate, replicate broad country indices.



     GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.



    ALLIANCE GROWTH PORTFOLIO


     GROWTH/PHOENIX INVESTMENT COUNSEL PORTFOLIO


     PROVIDENT GROWTH PORTFOLIO


     VENTURE VALUE PORTFOLIO



     These four Underlying Funds have the same investment objectives, policies and restrictions and differ only as to subadvisers. The investment objective of each Underlying Fund is to provide long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.



     GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.



     ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.



     BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.



     WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.



     HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.



     THE WORLDWIDE HIGH INCOME AND HIGH-YIELD BOND PORTFOLIOS INVEST PREDOMINANTLY IN, AND THE BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO MAY INVEST IN, LOWER-RATED AND UNRATED BONDS. BONDS OF THIS TYPE ARE TYPICALLY SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER-YIELDING, HIGHER-RATED BONDS. SEE THE SUNAMERICA TRUST PROSPECTUS FOR MORE INFORMATION.



     GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high-quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

     FIXED INCOME PORTFOLIO seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities.



     CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.



     There is no assurance that the investment objective of any of the Underlying Funds will be met. Owners bear the complete investment risk for Purchase Payments allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s) to which Purchase Payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.


     DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS IS CONTAINED IN THE ACCOMPANYING CURRENT PROSPECTUSES OF THE ANCHOR TRUST AND THE SUNAMERICA TRUST. AN INVESTOR SHOULD CAREFULLY REVIEW THOSE PROSPECTUSES BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE PORTFOLIOS OF THE SEPARATE ACCOUNT.

VOTING RIGHTS

     To the extent required by applicable law, the Company will vote the shares of the Underlying Funds held in the Separate Account at meetings of the shareholders of the Anchor Trust or SunAmerica Trust in accordance with instructions received from persons having the voting interest in the corresponding Portfolios. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Neither Anchor Trust nor SunAmerica Trust hold regular meetings of shareholders.


     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Anchor Trust or the SunAmerica Trust not more than 60 days prior to the meeting of the Underlying Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights will be the Owner before the Annuity Date; thereafter the payee entitled to receive payments under the Contract.


SUBSTITUTION OF SECURITIES

     If the shares of any of the Underlying Funds should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of an Underlying Fund is no longer appropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund (or series thereof) for Underlying Fund shares already purchased and/or to be purchased in the future by Purchase Payments under the Contract. No such substitution of securities may take place without prior approval of the Commission and under such requirements as the Commission may impose.

--------------------------------------------------------------------------------

                             FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

ALLOCATIONS


     Purchase Payments may also be allocated, and Contract Values in the Separate Account transferred, to one or more of the fixed accumulation options available through the Company's General Account. Amounts thus applied will earn interest for one or more of the available Guarantee Periods selected by the Owner, at Guarantee Rates based on the Current Interest Rates set by the Company for such Guarantee Periods. Current Interest Rates may change from time to time due to changes in market conditions or other factors. However, the Guarantee Rate in effect at the time one of these options is selected will not change for the remainder of the Guarantee Period. THE

COMPANY'S OBLIGATION TO PAY INTEREST AT THE GUARANTEE RATE IS NOT AFFECTED BY THE PERFORMANCE OF THE COMPANY'S GENERAL ACCOUNT INVESTMENTS.


     Guarantee Periods are currently available for periods of one, three, five, seven and ten years. An Owner may elect to allocate Purchase Payments to one or more of those Guarantee Periods. Each such allocation (to the extent not withdrawn, transferred or annuitized prior to the end of the Guarantee Period), will earn interest, credited daily, at the annual effective Guarantee Rate established for the Guarantee Period at the time the allocation is made. The Guarantee Rate is based on the Current Interest Rate in effect at the time the allocation is made. The Current Interest Rate applicable to renewals for new Guarantee Periods of amounts already allocated to the Fixed Account, or to transfers from the Separate Account to the Fixed Account may differ from the Current Interest Rates applicable to Purchase Payments. The Current Interest Rates are set at the sole discretion of the Company. OWNERS BEAR THE RISK THAT CURRENT INTEREST RATES AVAILABLE AT FUTURE TIMES MAY BE MORE OR LESS THAN THOSE CURRENTLY OR INITIALLY AVAILABLE. THEY ALSO BEAR THE RISK THAT SUCH RATES MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 3%.


RENEWALS


     Within 30 days after the end of a Guarantee Period, amounts accumulated during that Guarantee Period may be reallocated to the Fixed Account for a new Guarantee Period of the same or of a different duration. If the new Guarantee Period is of the same duration, the amounts will receive the Current Interest Rate in effect for that duration as of the last day of the previous Guarantee Period and the new Guarantee Period will begin the following business day. If the new Guarantee Period is of a different duration and the election is received after the expiration of the Guarantee Period, the amounts will receive the Current Interest Rate described in the previous sentence until such time as the election is received (at which time interest will be credited at the Current Interest Rate then in effect for the new selected Guarantee Period). In that case, the new Guarantee Period will begin on the day that the reallocation is made. Also, during such 30-day period, those amounts may be withdrawn, transferred or annuitized without application of the Market Value Adjustment. (See below.) However, any such amounts withdrawn may nevertheless be subject to the Withdrawal Charge.



     At the end of a Guarantee Period, the Company will, unless the Owner has elected otherwise, assume reallocation for the same period, unless the new period would expire after the Annuity Date (or, if none has been selected, the Latest Annuity Date). In the latter case, the Company will choose the longest available Guarantee Period that will not extend beyond such date. If the renewal occurs within one year prior to that date, interest will be credited to such Annuity Date at the then Current Interest Rate for a one-year Guarantee Period.


MARKET VALUE ADJUSTMENT

     Other than as described below, if Contract Value is withdrawn, transferred or, prior to the Annuity Date, annuitized from the Fixed Account under one of the Fixed Account options described above prior to the expiration of the Guarantee Period (other than withdrawals for the purpose of paying the Death Benefit upon the death of the Owner, withdrawals from the one year Fixed Account option under the Automatic Dollar Cost Averaging Program or Asset Allocation Rebalancing Program, or withdrawals made to pay Contract fees or charges), the amounts thus withdrawn, transferred or annuitized are subject to a Market Value Adjustment ("MVA"). The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate, such as a

Guarantee Rate. The MVA may be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                       [(1 + I)/(1 + J + 0.0025)]N/12 -1

where

     I  is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.

     In general, whether the MVA will operate to increase or decrease the Contract Value upon withdrawal, transfer or annuitization is determined by comparing the Guarantee Rate in effect for that allocation to the Current Interest Rate (as of the date of the transaction) that would apply for a Guarantee Period equal to the number of full or fractional years remaining in the Guarantee Period as of that date. (For purposes of determining the MVA, if the Company does not offer a Guarantee Period of that duration, the applicable Current Interest Rate will be determined by linear interpolation between Current Interest Rates for the nearest two Guarantee Periods that are available). If the Current Interest Rate thus determined plus one-quarter of one percent is greater than the Guarantee Rate, the MVA will be negative and Contract Value will be decreased. Similarly, if the Current Interest Rate plus one-quarter of one percent is less than the Guarantee Rate, Contract Value will be increased. If the Current Interest Rate is exactly one-quarter of one percent less than the Guarantee Rate, the MVA will be zero and Contract Value will not be affected by the MVA.


     The impact of the MVA is more significant the greater the time remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization. If the MVA is negative, it will be assessed first against any remaining value allocated to the Fixed Account under the affected option; any remaining unsatisfied MVA charge will be applied against the proceeds of the withdrawal, transfer or annuitization. If the MVA is positive, it will be credited to the amount withdrawn, transferred or annuitized. Some examples of how the MVA is computed and its impact on Contract Value appear in Appendix A.



     The Company will not assess a negative MVA for amounts allocated to the one year Fixed Account option. That portion of the Contract relating to allocations to the one year Fixed Account option is not registered under the Securities Act of 1933 (the "Act") and is therefore not subject to the provisions of the Act. The Fixed Account options, including the one year Fixed Account, are not subject to the provisions of the Investment Company Act of 1940.


--------------------------------------------------------------------------------

                                CONTRACT CHARGES
--------------------------------------------------------------------------------

     As is more fully described below, charges under the Contract offered by this prospectus are assessed in three ways: (1) as deductions for administrative expenses; (2) as charges against the assets of the Separate Account for the assumption of mortality and expense risks and as distribution expense charges; and (3) as Withdrawal Charges (contingent deferred sales charges). In addition, certain deductions are made from the assets of the Underlying Funds for investment management fees and expenses; those fees and expenses are described in the prospectuses for the Anchor Trust and the SunAmerica Trust.

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a Mortality and Expense Risk Charge from each Portfolio during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.37% of the net asset value of each Portfolio (approximately 1.02% is for mortality risks and approximately 0.35% is for expense risks). The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account.


     The mortality risks assumed by the Company arise from its contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of the death of the Owner; and (3) to provide both a standard and an enhanced Death Benefit prior to the Annuity Date. The portion of the total Mortality and Expense Risk Charge attributable to the Company's providing the first two of those three benefits and providing a standard Death Benefit is 0.90% annually of net assets; the balance of 0.12% is assessed for providing an enhanced Death Benefit. A detailed explanation of the standard and enhanced Death Benefits may be found under "Description of the Contracts -- Death Benefit".



     The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Contract Administration Charge. (See "Administrative Charges" below). The mortality and expense risk charges are guaranteed by the Company and cannot be increased.


ADMINISTRATIVE CHARGES

     CONTRACT ADMINISTRATION CHARGE

     An annual Contract Administration Charge of $30 is charged against each Contract. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract. The Contract Administration Charge will be assessed on each anniversary of the Contract Date that occurs on or prior to the Annuity Date. In the event that a total surrender of Contract Value is made, the Contract Administration Charge will be assessed as of the date of surrender without proration. This charge is not assessed during the Annuity Period.

     The total Contract Administration Charge is allocated between the Portfolios and the Fixed Account in proportion to the respective Contract Values similarly allocated. The Contract Administration Charge is at cost with no margin included for profit.

     The Company may waive the Contract Administration Charge for any Contract which has a Contract Value of $50,000 or greater on the anniversary of the Contract Date. The Company reserves the right to suspend waiver of the Contract Administration Charge at any time and without notice.

     TRANSFER FEE

     In general, a transfer fee of $25 is assessed on each transaction effecting transfer(s) from Portfolio(s) to other Portfolio(s), from Portfolio(s) to the Fixed Account, from the Fixed Account to Portfolio(s), and from one Guarantee Period to another within the Fixed Account prior to the end of a Guarantee Period. However, the first fifteen such transactions effecting transfer(s) in any Contract Year are permitted without the imposition of the transfer fee, which will be assessed on the sixteenth and each subsequent transaction within the Contract Year.

     This fee will be deducted from Contract Values which remain in the Portfolio(s) (or, where applicable, the Fixed Account) from which the transfer was made. If such remaining Contract Value is insufficient to pay the transfer fee, then the fee will be deducted from transferred Contract Values. The transfer fee is at cost with no margin included for profit.

SALES CHARGES

     WITHDRAWAL CHARGE

     Federal tax law places a number of constraints on withdrawals from annuity contracts. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period.

Owners should consult their own tax counsel or other tax advisers regarding any withdrawals. (See "Taxes -- Tax Treatment of Withdrawals".)


     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. Withdrawal Charges will vary in amount depending upon the Contribution Year of the purchase payment at the time of withdrawal in accordance with the Withdrawal Charge table shown below.

                            WITHDRAWAL CHARGE TABLE

                                                                 APPLICABLE WITHDRAWAL
        CONTRIBUTION YEAR                                          CHARGE PERCENTAGE
        -----------------                                        ---------------------
        Zero...................................................            7%
        One....................................................            6%
        Two....................................................            5%
        Three..................................................            4%
        Four...................................................            3%
        Five...................................................            2%
        Six....................................................            1%
        Seven and later........................................            0%

     The Withdrawal Charge is deducted from remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the Withdrawal Charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of Withdrawal Charge), and then to Purchase Payments on a first-in, first-out basis so that all withdrawals are allocated to Purchase Payments to which the lowest (if any) Withdrawal Charge applies.


     Purchase Payments that are no longer subject to the Withdrawal Charge (and not previously withdrawn), plus earnings in a Contract, may be withdrawn free of Withdrawal Charges at any time.


     In addition, for the first withdrawal during a Contract Year after the first Contract Year, no Withdrawal Charge is applied to that part of the withdrawal which does not exceed the greater of (a) earnings in the Contract or
(b) the Free Corridor. The Free Corridor is equal to 10% of Purchase Payments made more than one year prior to the date of withdrawal that remain subject to the Withdrawal Charge and that have not previously been withdrawn. The portion of a free withdrawal which exceeds the sum of earnings in the Contract and premiums which are both no longer subject to a Withdrawal Charge and not yet withdrawn, is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a Withdrawal Charge reduce principal in a Contract, they do not reduce Purchase Payments for purposes of calculating the Withdrawal Charge. As a result, an Owner will not receive the benefit of a free withdrawal in a full surrender.

     If the withdrawal request does not specify from which Portfolio(s) or Guarantee Amount(s) the withdrawal is to be made, the request will be processed by reducing the Contract Values in each category in proportion to their allocations. Therefore, FAILURE TO SPECIFY AN ALLOCATION MAY RESULT IN THE IMPOSITION OF A MARKET VALUE ADJUSTMENT IN CASES WHERE AMOUNTS ARE ALLOCATED TO THE FIXED ACCOUNT.


     For examples of how the Withdrawal Charge is applied, see Appendix A.


     The Company will waive the Withdrawal Charge on any withdrawal necessary to satisfy the minimum distribution requirements of the Code or upon payment of a Death Benefit. Where legally permitted, the Withdrawal Charge may be eliminated when a Contract is issued to an officer, director or employee of the Company or its affiliates or to a trustee of one of the Underlying Funds.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge and the Distribution Expense Charge, to make up any difference.

     DISTRIBUTION EXPENSE CHARGE

     The Company deducts a Distribution Expense Charge from each Portfolio during each Valuation Period which is equal, on an annual basis, to 0.15% of the net asset value of the Portfolio. This charge is designed to compensate the Company for assuming the risk that the cost of distributing the Contracts will exceed the revenues from the Withdrawal Charge (a contingent deferred sales charge). The Commission considers the Distribution Expense Charge to constitute a sales charge for purposes of the Investment Company Act of 1940. In no event will this charge be increased. Moreover, the sum of all Withdrawal Charges described above and the Distribution Expense Charges assessed will at no time exceed 9% of all Purchase Payments previously made. The Distribution Expense Charge is assessed during both the Accumulation Period and the Annuity Period; however, it is not applied to Contract Values allocated to the Fixed Account.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES


     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. (See "Taxes".)


OTHER EXPENSES


     The charges and expenses applicable to the various Underlying Funds are borne indirectly by Owners having Contract Values allocated to the Portfolios that invest in the respective Underlying Funds. For a summary of current estimates of those charges and expenses, see "Underlying Fund Expenses". For more detailed information about those charges and expenses, please refer to the prospectus for either Anchor Trust or SunAmerica Trust, as appropriate.


REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

     The Company may reduce the sales and administrative charges on Contracts sold to certain groups of individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The Company determines the eligibility of groups for such reduced charges, and the amount of such reductions for particular groups, by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments expected to be received from the group; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for group sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for group sales will not be unfairly discriminatory to the interests of any Owners.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY


     The Contracts provide for the accumulation of Contract Values during the Accumulation Period. (See "Purchases, Withdrawals and Contract Value".) Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. (See "Annuity Period -- Annuity Options".)


OWNER

     The Owner is the person normally entitled to exercise all rights of ownership under the Contracts. The Owner is also the person entitled to receive benefits under the Contract, although the Owner may, subject to limitations in the case of Qualified Plans, designate an alternative payee.

ANNUITANT

     The Annuitant is the person on whose life annuity payments under a Contract depend. The Owner may change the designated Annuitant at any time prior to the Annuity Date. In the case of a Contract issued in connection with a plan qualified under Section 403(b) or 408 of the Code, the Owner is the Annuitant. The Owner may also designate a second person on whose life, together with that of the Annuitant, annuity payments depend. In the case of Qualified Plans, the designated second person is generally required to be the Owner's spouse if the Owner is married. In the event an Annuitant dies prior to the Annuity Date, the Owner must notify the Company and designate a new Annuitant. The Owner must attest to the Annuitant being alive before the Company will annuitize a Contract.

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President or Secretary may approve a change or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

     The Company reserves the right to change the terms of the Contract as may be necessary to comply with changes in applicable law.

ASSIGNMENT

     Contracts issued pursuant to Nonqualified Plans that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA") may be assigned by the Owner at any time during the lifetime of the Annuitant prior to the Annuity Date. The Company will not be bound by any assignment until written notice is received by the Company at its Annuity Service Center. The Company is not responsible for the validity, or tax or other legal consequences of any assignment. An assignment will not affect any payments the Company may make or actions it may take before it receives notice of the assignment.

     If the Contract is issued pursuant to a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA), it may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

     BECAUSE AN ASSIGNMENT MAY BE A TAXABLE EVENT, CONTRACT OWNERS SHOULD CONSULT COMPETENT TAX ADVISERS SHOULD THEY WISH TO ASSIGN THEIR CONTRACTS.

DEATH BENEFIT

     If the Owner dies during the Accumulation Period, a Death Benefit will be payable to the Beneficiary upon receipt by the Company of Due Proof of Death of the Owner. Provided the Beneficiary provides a written election to the Company within 60 days of the Company's receipt of Due Proof of Death of the Owner, the Beneficiary may alternatively elect to (i) receive the Death Benefit in a lump sum payment, (ii) receive the Death Benefit in the form of one of the annuity options (over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary), with payments commencing within one year of the Owner's death, (iii) elect to continue the Contract and receive the entire Contract Value (adjusted for any applicable Withdrawal Charge and Market Value Adjustment) within 5 years after the Owner's death, or (iv) if the Owner was the Beneficiary's spouse, elect to continue the Contract in force. If no option is selected within 60 days of the Company's receipt of Due Proof of Death of the Owner, the Company will pay the Death Benefit in a single lump sum to the Beneficiary.

     The Death Benefit is equal to the greater of:


          (1) the total dollar amount of Purchase Payments made prior to the death of the Owner, reduced by any partial withdrawals and/or partial annuitizations; or


          (2) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center.

          (3) In addition to the standard Death Benefit, after the seventh Contract anniversary the Company will provide an enhanced Death Benefit. The enhanced Death Benefit is equal to the greater of (1) the Contract Value on the anniversary of the Contract Date immediately preceding the date of death, increased by any Purchase Payments and reduced by any partial withdrawals and partial annuitizations; and (2) the Death Benefit payable on the anniversary of the Contract Date immediately preceding the date of death, increased by any Purchase Payments and reduced by any partial withdrawals and partial annuitizations since that anniversary.


     For an example of how the enhanced Death Benefit is computed, see Appendix
B.


BENEFICIARY

     The Owner may designate the Beneficiary(ies) to receive any amount payable on death. The original Beneficiary(ies) will be named in the application. Unless an irrevocable Beneficiary(ies) designation was previously filed, the Owner may change the Beneficiary(ies) prior to the Annuity Date by written request delivered to the Company at its Annuity Service Center or by completing a Change of Beneficiary Form provided by the Company. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

--------------------------------------------------------------------------------

                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENT


     The minimum initial Purchase Payment for Contracts issued pursuant to a Nonqualified Plan is $5,000 and the maximum is $500,000. Minimum subsequent Purchase Payments may be made in amounts of $500 or more ($20 or more if made in connection with an Automatic Payment Plan, described below). The minimum initial Purchase Payment for Contracts issued pursuant to a Qualified Plan is $2,000 and the maximum is $500,000. Minimum subsequent Purchase Payments may be made in amounts of $250 or more ($20 or more if made in connection with an Automatic Payment Plan described below). The Company reserves the right to refuse any Purchase Payment at any time. Generally, the Company will not issue a Contract under a Nonqualified Plan to a Owner who is age 80 or older or under a Qualified Plan to a Owner who is age 70 1/2 or older.


     AUTOMATIC PAYMENT PLAN

     Owners utilizing automatic bank drafts through the Company's Automatic Payment Plan may make scheduled subsequent Purchase Payments of $20 or more per month. An enrollment form for this program is available through the Company's Annuity Service Center.

     AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     Owners who wish to purchase units of the Portfolios over a period of time may be able to do so through the Automatic Dollar Cost Averaging ("DCA") Program. Under the DCA Program, the Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from a source account to one or more of the Portfolios (other than the source account) at the unit values determined on the dates of the transfers. Currently, all Portfolios and the one year Fixed Account options are available as source accounts. However the Owner must elect to have the transfers made exclusively from one source account. The intervals between transfers may be monthly, quarterly, semiannually or annually, at the option of the Owner. The theory of dollar cost averaging is that, if purchases are made at fluctuating prices, this will have the effect of reducing the aggregate average cost per unit to less than the average of the unit prices on the same purchase dates. However, participation in the DCA Program does not assure the Owner of a greater profit from his or her purchases under the DCA Program; nor will it prevent or necessarily alleviate losses in a declining market.


     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the source account to one of the Portfolios (other than the source account). A third option is to transfer the entire Contract Value in the source account in a stated number of transfers as selected by the Owner.


     An Owner may elect to increase, decrease or change the frequency or amount of Purchase Payments under the DCA Program. The application and any Purchase Payments should be sent to the Company at its Annuity Service Center. The Company reserves the right to modify, suspend and terminate the DCA Program at any time.


     ASSET ALLOCATION REBALANCING PROGRAM


     Owners may participate in the Asset Allocation Rebalancing ("AAR") Program pursuant to which Owners authorize the Company to automatically transfer their Contract Value on a periodic basis to maintain a particular percentage allocation among the Portfolios or the one year Fixed Account option as selected by the Owner. The Contract Value allocated to each Portfolio will grow or decline at different rates depending on the investment experience of the Portfolio, and Asset Allocation Rebalancing automatically reallocates the Contract Value in the Portfolios and the Fixed Account option to the allocation selected by the Owner. As with dollar cost averaging, one theory behind this type of reallocation is that it may help an Owner purchase Accumulation Units low and sell Accumulation Units high. However, participation in AAR does not assure the Owner of a greater profit from his or her purchases under the program; nor will it prevent or necessarily alleviate losses in a declining market.



     An Owner may select that rebalancing occur on a calendar quarter, semiannual or annual basis and currently all Portfolios and the one year Fixed Account option are available investment options under AAR. Contract Value reallocation will occur on the last business day before the selected period ends. If an Owner elects to participate in AAR, the entire Contract Value must be included in the program, except for allocations to the 3, 5, 7 and 10 year Fixed Account options. Amounts transferred under AAR are not counted against the 15 free transfers per Contract Year or subject to any transfer charge or Market Value Adjustment. Owners may participate in AAR by completing an Asset Allocation Rebalancing Form or by calling the Company at its Annuity Service Center. On the application or form, as appropriate, the Owner must select the Portfolios or one year Fixed Account option, the percentage of Contract Value to be allocated to each under the program and the frequency of rebalancing. Owners may modify their allocations or terminate participation in the program by completing an Asset Allocation Rebalancing Form and indicating the appropriate instructions. The Company reserves the right to modify, suspend or terminate AAR at any time.


     PRINCIPAL ADVANTAGE PROGRAM

     Owners may participate in the Principal Advantage Program. Under the Principal Advantage Program, the Owner's Purchase Payment is divided between one or more of the Fixed Account options and one or more of the Portfolios. While the Owner selects the Fixed Account option(s) and the Portfolio(s), the Principal Advantage Program determines the portion of Purchase Payments allocated to each. When determined in accordance with the Principal Advantage Program, the portion allocated to the Fixed Account option(s) will be guaranteed by the Company to grow to equal the full amount of the Purchase Payment over an established period of time. The remaining portion of Purchase Payment is then invested in the Portfolios, where it has the potential to achieve greater growth.


     An Owner may elect to participate in the Principal Advantage Program (1) at the time of initial purchase, by completing the instructions on the Contract application and requesting it in the "Special Instructions" section of the application or (2) at the time of a subsequent purchase or by reallocation of the existing Contract Value, by contacting the Company or the financial representative from whom this prospectus was obtained. The Company reserves the right to modify, suspend or terminate the Principal Advantage Program at any time.


ALLOCATION OF PURCHASE PAYMENTS


     Purchase Payments are allocated to the Fixed Account and/or the Portfolio(s) selected by the Owner. Owners making initial Purchase Payments should specify their allocations on the application for a Contract. If the application is in good order, the Company will apply the initial Purchase Payment to the Fixed Account and/or the Portfolio(s), as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Company's address for correspondence accompanied by payments. The number of Accumulation Units in a Portfolio attributable to a Purchase Payment is determined by dividing that portion of the Purchase Payment which is allocated to the Portfolio by that Portfolio's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs.



     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT IN GOOD ORDER. If the application for a Contract is not in good order for this or any other reason, the Company will attempt to rectify it within five business days of its receipt at the Company's address for correspondence accompanied by payments. The Company will credit the initial Purchase Payment within two business days after the application has been rectified. Unless the prospective Owner consents otherwise, the application and the initial Purchase Payment will be returned if the application cannot be put in good order within five business days of such receipt.


     Just like Owners making initial Purchase Payments, Owners making subsequent Purchase Payments should specify how they want their payments allocated. OTHERWISE, THE COMPANY WILL AUTOMATICALLY PROCESS THE PURCHASE PAYMENT BASED ON THE PREVIOUS ALLOCATION.

TRANSFER DURING ACCUMULATION PERIOD

     During the Accumulation Period, the Owner, or his or her designated agent, may transfer Contract Values among Portfolios and/or the Fixed Account, by written request or by telephone authorization pursuant to a duly executed Telephone Transfer Authorization Form delivered to the Company at its Annuity Service Center, if applicable law permits. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording of telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. Telephone calls authorizing transfers must be completed by 4:00 p.m. Eastern time on a Valuation Date in order to be effected at the price determined on such date. Transfer authorizations, whether written or telephone, which are received after 4:00 p.m. Eastern time will be processed as of the next Valuation Date. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and acceptance of transfer instructions from someone other than the Owner.


     A transfer fee may be assessed (See "Contract Charges -- Administrative Charges -- Transfer Fee".)

     This transfer privilege may be suspended, modified or terminated at any time without notice.

     The minimum partial transfer amount is $100. Also, no partial transfer may be made if the value of the Owner's interest in the Portfolio from which a transfer is being made (or the remaining Guarantee Amount, where applicable) would be less than $100 after the transfer. These dollar amounts are subject to change at the Company's option. The Company may waive the minimum partial transfer amount in connection with preauthorized automatic transfer programs.

     Both prior to and after the Annuity Date, Contract Values may be transferred from the Separate Account to the Fixed Account. Any amounts allocated or transferred to the Fixed Account may, however, be transferred from the Fixed Account to the Separate Account only prior to the Annuity Date.

     Transfers may be made within the Fixed Account prior to the expiration date of one or more Guarantee Periods, by electing to have the respective Guarantee Amount(s) applied to newly established Guarantee Periods. Such transfers are counted against the 15 transfer allowance on free transfers. In addition, such transfers are generally subject to a Market Value Adjustment.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

     Accumulation Unit value is determined Monday through Friday on each day that the New York Stock Exchange is open for business.

     A separate Accumulation Unit value is determined for each Portfolio. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Contracts issued in connection with Nonqualified and Qualified Plans, respectively, within each account.

     The Accumulation Unit value for each Portfolio will vary with the price of a share in the Underlying Fund and in accordance with the Mortality and Expense Risk Charge, Distribution Expense Charge, and any provision for taxes. Assessments of Withdrawal Charges, transfer fees and Contract Administration Charges are made separately for each Certificate. They are effected by redemption of Accumulation Units and do not affect Accumulation Unit value.

     The Accumulation Unit value of a Portfolio for any Valuation Period is calculated by subtracting (2) from (1) and dividing the result by (3) where:

          (1) is the total value at the end of the Valuation Period of the assets attributable to the Accumulation Units of the Portfolio minus liabilities;

          (2) is the cumulative unpaid charge for the assumption of mortality and expense risks and for the distribution expense; and

          (3) is the number of Accumulation Units outstanding at the end of the Valuation Period.

FIXED ACCOUNT ACCUMULATION VALUE


     The accumulation value of the fixed portion of a Contract, if any, at any Valuation Date is equal to the sum of the values of all Guarantee Amounts credited to the Contract up to and including that date. Each Guarantee Amount reflects interest accumulated to the Valuation Date at the applicable Guarantee Rate, compounded annually.


DISTRIBUTION OF CONTRACTS

     Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions on initial Purchase Payments paid to registered representatives may vary, but are not anticipated to exceed 6.00% of any Purchase Payment (including any promotional sales incentives). All commissions are paid by the Company.

     SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York, 10017, serves as distributor of the Contract. SunAmerica Capital Services, Inc., an indirect wholly-owned subsidiary of SunAmerica Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.


WITHDRAWALS (REDEMPTIONS)


     Except as explained below, an Owner may redeem a Contract for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption. A Market Value Adjustment may also be applied, in the case of redemptions from the Fixed Account, which would also affect Contract Value. (See "Contract Charges -- Sales Charges -- Withdrawal Charge" and "Fixed Account Options -- Market Value Adjustment" for additional information.)



     Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement. (See "Taxes -- Withholding Tax on Distributions".)



     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to circumstances only: when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Value which represents contributions made by the Owner and does not include any investment results. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Owners should seek competent tax advice regarding any withdrawals or distributions. (See "Taxes".)


     Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $1,000, or, if less, the Owner's entire interest in the Portfolio from which a withdrawal is requested (or the Fixed Account, where applicable). The Owner's interest in the Portfolio from which the withdrawal is requested (or the remaining Guarantee Amount) must be at least $100 after the withdrawal is completed if anything is left in that Portfolio (or Fixed Account allocation).


     A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company at its Annuity Service Center. The required program form will not be in good order unless it includes the Owner's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.


     If the request is for total withdrawal, the Contract, or a Lost Contract Affidavit (which may be obtained by calling the Company at its Annuity Service Center), must be submitted as well. The Withdrawal Value is determined on the basis of the Contract Values next computed following receipt of a request in proper order. The Withdrawal Value will normally be paid within seven days after the day a proper request is received by the Company. However, the Company may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Commission, by order, may permit for protection of Owners.

     SYSTEMATIC WITHDRAWAL PROGRAM


     Certain Owners of Nonqualified Plan Contracts and Contracts issued in connection with IRAs may choose to withdraw amounts which in the aggregate add up to a maximum of 10% of their Purchase Payments annually pursuant to a Systematic Withdrawal Program without charge. Withdrawals are taxable and a 10% federal tax penalty may apply to withdrawals before age 59 1/2. In addition, withdrawals from the Fixed Account prior to the end of their respective guarantee periods are generally subject to a Market Value Adjustment. (See "Fixed Account Option -- Market Value Adjustment".) Systematic withdrawals will not be limited to 10% of Purchase Payments once the Withdrawal Charge is no longer applicable. Owners must complete an enrollment form which describes the program and send it to the Company at its Annuity Service Center. Participation in the Systematic Withdrawal Program may be elected at the time the Contract is issued or on any date, prior to the Annuity Date. Depending on fluctuations in the net asset value of the Portfolios, systematic withdrawals may reduce or even exhaust Contract Value. The minimum systematic withdrawal amount is $250 per withdrawal. The Company reserves the right to modify, suspend or terminate the Systematic Withdrawal Program at any time.


     ERISA PLANS

     Spousal consent may be required when a married Owner seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Nonqualified Plan that is subject to Title 1 of ERISA). Owners should obtain competent advice.

     DEFERMENT OF FIXED ACCOUNT WITHDRAWAL PAYMENTS

     In the case of withdrawals from the Fixed Account, the Company may defer making payment for a period of up to six months (or the period permitted by applicable state insurance law, if less) from the date the Company receives notice of such withdrawal request. Only under highly unusual circumstances will the Company defer a withdrawal payment from the Fixed Account for more than 7 days, and if the Company defers payment for more than 7 days, it will pay interest of at least 3% per annum on the amount deferred. While all the circumstances under which the Company could defer payment upon withdrawal may not be foreseeable at this time, such circumstances could include, for example, a time of unusually high surrender rate among Owners, accompanied by a radical shift in interest rates. If the Company intends to withhold payment for more than 7 days, it will notify affected Owners in writing.

MINIMUM CONTRACT VALUE

     If the Contract Value is less than $500 and no Purchase Payments have been made during the previous three full calendar years, the Company reserves the right, after 60 days written notice to the Owner, to terminate the Contract and distribute its Withdrawal Value to the Owner. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.

--------------------------------------------------------------------------------

                                 ANNUITY PERIOD
--------------------------------------------------------------------------------

ANNUITY DATE


     The Owner selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. The Annuity Date must always be the first day of a calendar month and must be at least two years after the Contract Date, but in any event will be no later than the Latest Annuity Date. Annuity payments will begin no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. The Owner may change the Annuity Date at any time at least seven days prior to the Annuity Date then indicated on the Company's records by written notice to the Company at its Annuity Service Center.

     DEFERMENT OF PAYMENTS


     The Company may defer making Fixed Annuity payments for a period of up to six months (or the period permitted by applicable state insurance law, if less). Interest, subject to state law requirements, will be credited during the deferral period. For a discussion of the circumstances under which the Company could defer these payments, please refer to "Purchases, Withdrawals and Contract Value -- Deferment of Fixed Account Withdrawal Payments".


     PAYMENTS TO OWNER

     The Company will make annuity payments to the Owner, unless the Owner designates an alternate payee. Such designation must be made in writing to the Company's Annuity Service Center and must be received more than 30 days before the Annuity Date.

ALLOCATION OF ANNUITY PAYMENTS

     If all of the Contract Value on the Annuity Date is allocated to the Fixed Account, the Annuity will be paid as a Fixed Annuity. If all of the Contract Value on that date is allocated to the Separate Account, the Annuity will be paid as a Variable Annuity. If the Contract Value on that date is allocated to both the Fixed Account and the Separate Account, the Annuity will be paid as a combination of a Fixed Annuity and a Variable Annuity to reflect the allocation between the Portfolios and the Fixed Account. Variable Annuity payments will reflect the investment performance of the Portfolios. The Owner(s) may, by written notice to the Company, convert Variable Annuity payments to Fixed Annuity payments. However, Fixed Annuity payments may not be converted to Variable Annuity payments.

ANNUITY OPTIONS


     The Owner, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to federal income tax. (See "Taxes -- Tax Treatment of Withdrawals".) Alternatively, any of the annuity options listed below may be elected. The Owner may elect an annuity option or change an annuity option at any time prior to the Annuity Date.


     If no other annuity option is elected, monthly annuity payments will be made in accordance with annuity option 4 below, a life annuity with a 120-month period certain (annuity option 3 in the case where payments are to be made for the joint lives of the Annuitant and a designated second person and for the life of the survivor). Annuity payments will be made in monthly, quarterly, semiannual or annual installments as selected by the Owner. However, if the amount available to apply under an annuity option is less than $5,000, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, the Company shall have the right to require the frequency of payments be at quarterly, semiannual or annual intervals so as to result in an initial payment of at least $50.

     NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION IN WHICH PAYMENTS ARE BASED ON A PERSON'S LIFE.

     The following annuity options are generally available under the Contract. Each is available in the form of either a Fixed Annuity or a Variable Annuity (or a combination of both Fixed and Variable Annuity). However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased.

OPTION 1 -- LIFE INCOME

     An annuity payable monthly during the lifetime of the Annuitant. Under this option, no further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible under option 1 for the payee to receive only one monthly annuity payment under the Contract.

OPTION 2 -- JOINT AND SURVIVOR ANNUITY

     An annuity payable monthly while both the Annuitant and a designated second person are living. Upon the death of either person, the monthly income payable will continue during the lifetime of the survivor at either the full amount previously payable or as a percentage (either one-half or two-thirds) of the full amount, as chosen by the Owner at the time of election of this option.

     Annuity payments terminate automatically and immediately upon the death of the surviving person without regard to the number or total amount of payments received.

     There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both the Annuitant and the designated second person die before the due date of the second payment.

OPTION 3 -- JOINT AND SURVIVOR LIFE ANNUITY --
            120 MONTHLY PAYMENTS GUARANTEED

     This option is similar to option 2, above, but with the additional guarantee that payments will be made for not fewer than 120 monthly periods. If the surviving Annuitant dies before all such payments have been made, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 4 -- LIFE ANNUITY WITH 120 OR 240 MONTHLY
            PAYMENTS GUARANTEED

     An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for fewer than the guaranteed 120 or 240 monthly periods, as elected by the Owner, the balance of the guaranteed number of payments will be made to the Beneficiary.

OPTION 5 -- INCOME FOR A SPECIFIED PERIOD

     Under this option, a payee can elect an annuity payable monthly for any period of years from 3 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the discounted present value of any remaining guaranteed payments as a lump sum.


     The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. (See "Contract
Charges -- Mortality and Expense Risk Charge".) Since option 5, Income for a Specified Period, does not contain an element of mortality risk, the payee is not getting the benefit of the mortality component of the Mortality and Expense Risk Charge if option 5 is selected on a variable basis.


OTHER OPTIONS

     At the sole discretion of the Company, other annuity options may be made available. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

     With respect to Contracts issued under Sections 401, 403(b) or 408 of the Internal Revenue Code, any payments will be made only to the Owner and/or the Owner's spouse.

TRANSFER DURING ANNUITY PERIOD

     During the Annuity Period, the Owner may transfer the Contract Value to the Fixed Account and/or among Portfolios. Such transfers are subject to the same limitations and conditions as are prescribed for transfers during the Accumulation Period except that, in addition, no transfers may be made from the Fixed Account to the Separate Account during the Annuity Period.

     Transfers from the Separate Account to the Fixed Account are effected by crediting the Fixed Account with the actuarial present value of future annuity payments to be made, assuming that all such payments would be equal to a subsequent Variable Annuity payment as computed on the effective date of the transfer, in the manner described below under "Annuity Payments."

DEATH BENEFIT DURING ANNUITY PERIOD

     If the Annuitant dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the annuity option in effect at the time of the Annuitant's death. If the Annuitant dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the option elected, will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

ANNUITY PAYMENTS

     INITIAL MONTHLY ANNUITY PAYMENT

     The initial annuity payment is determined by taking the Contract Value, less any Market Value Adjustment that may apply in the case of a premature annuitization of certain Guarantee Amounts, and then applying it to the annuity table specified in the Contract (or, if more favorable to the payee, the annuity tables in effect as of the Annuity Date for similar immediate annuity contracts issued by the Company). Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a Variable Annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment. The number of Annuity Units determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments, assuming that no reallocation of Contract Values is made.

     SUBSEQUENT MONTHLY PAYMENTS

     For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.


     The amount of the second and each subsequent monthly Variable Annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the value of an Annuity Unit, as of the Valuation Period next preceding the date on which each annuity payment is due.

--------------------------------------------------------------------------------


                                 ADMINISTRATION
--------------------------------------------------------------------------------


     The Company has primary responsibility for all administration of the Contracts and the Separate Account. The mailing address of the Company's Annuity Service Center is P.O. Box 54299, Los Angeles, California 90054-0299, and its telephone number is (800) 99-NYSUN.


     The administrative services provided include, but are not limited to: issuance of the Contracts; maintenance of Owner records; Owner services; calculation of unit values; and preparation of Owner reports.

     Contract statements and transaction confirmations are mailed to Owners at least quarterly. Owners should read their statements and confirmations carefully and verify their accuracy. Questions about periodic statements should be communicated to the Company promptly. The Company will investigate all complaints and make any necessary adjustments retroactively, provided that it has received notice of a potential error within 30 days after the date of the questioned statement. If the Company has not received notice of a potential error within this time, any adjustment shall be made as of the date that the Annuity Service Center receives notice of the potential error.

     The Company will also provide Owners with such additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

--------------------------------------------------------------------------------

                                     TAXES
--------------------------------------------------------------------------------

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Nonqualified Plans, the cost basis is generally the Purchase Payments, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the annuity Contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS


     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.



     The Company expects that each of the Underlying Funds will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.



MULTIPLE CONTRACTS



     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS


     An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their Contracts.

QUALIFIED PLANS


     The Contracts offered by this prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Owners in each Qualified Plan varies with the type of plan and the terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.



     Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract or Certificate issued under a Qualified Plan.



     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Plans".)



     (A) H.R. 10 PLANS



     Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to Owners may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.



     (B) TAX-SHELTERED ANNUITIES



     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals.



     (C) INDIVIDUAL RETIREMENT ANNUITIES



     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of Contracts for use with IRAs are subject to special requirements imposed by the

Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.



     (D) CORPORATE PENSION AND PROFIT-SHARING PLANS



     Section 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to Owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interest; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.



     (E) DEFERRED COMPENSATION PLANS -- SECTION 457



     Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified Plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an Owner or a Beneficiary.


TAX TREATMENT OF WITHDRAWALS

     QUALIFIED PLANS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (IRAs).


     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and
(6) distributions made to an alternate payee pursuant to a qualified domestic relations order.


     The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.


     Limitations imposed by the Code on withdrawals from tax-sheltered annuities are described above under "Purchases, Withdrawals and Contract
Value -- Withdrawals (Redemptions)".



     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.


     Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.


     NONQUALIFIED PLANS


     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches
59 1/2; (2) upon the death of the Owner or Annuitant (as applicable); (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his or her Beneficiary; (5) under an immediate annuity; or (6) which are allocable to purchase payments made prior to August 14, 1982.


     The above information applies to Contracts issued pursuant to Section 457 of the Code, but does not apply to other Qualified Plan Contracts. Separate tax withdrawal penalties and restrictions apply to Qualified Plan Contracts.

--------------------------------------------------------------------------------


                    ADDITIONAL INFORMATION ABOUT THE COMPANY

--------------------------------------------------------------------------------


SELECTED FINANCIAL DATA



     The following selected financial data of First SunAmerica Life Insurance Company should be read in conjunction with the financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations beginning on pages 52 and 41, respectively.



                                                               YEARS ENDED SEPTEMBER 30,
                                              -----------------------------------------------------------
                                                1995         1994         1993         1992        1991
                                              --------     --------     --------     --------     -------
                                                                    (IN THOUSANDS)
RESULTS OF OPERATIONS
Net investment income.......................  $  2,784     $  1,892     $  1,161     $  2,368     $ 2,155
Net realized investment gains (losses)......    (1,348)         445        1,932        3,489         944
Variable annuity fee income.................       412          382          240           40          --
General and administrative expenses.........    (1,088)      (1,040)      (1,066)      (1,224)       (973)
Amortization of deferred acquisition
  costs.....................................      (300)          --         (220)      (2,356)       (538)
Other income and expenses, net..............       245           58         (342)         561        (582)
                                              --------     --------     --------     --------     -------
Pretax income...............................       705        1,737        1,705        2,878       1,006
Income tax expense..........................      (182)        (655)        (829)      (1,210)       (431)
                                              --------     --------     --------     --------     -------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING FOR INCOME TAXES...............       523        1,082          876        1,668         575
Cumulative effect of change in accounting
  for income taxes..........................        --         (725)          --           --          --
                                              --------     --------     --------     --------     -------
NET INCOME..................................  $    523     $    357     $    876     $  1,668     $   575
                                              ========     ========     ========     ========     =======



                                                                   AT SEPTEMBER 30,
                                              -----------------------------------------------------------
                                                1995         1994         1993         1992        1991
                                              --------     --------     --------     --------     -------
                                                                    (IN THOUSANDS)
FINANCIAL POSITION
Investments.................................  $121,218     $ 78,928     $ 85,130     $111,353     $68,379
Variable annuity assets.....................    32,760       26,390       24,695        8,836          --
Deferred acquisition costs..................     6,491        5,651        2,540        1,297       2,664
Deferred income taxes.......................        --          886        1,031          835          --
Other assets................................     2,688        2,282        3,876        1,527       2,166
                                              --------     --------     --------     --------     -------
TOTAL ASSETS................................  $163,157     $114,137     $117,272     $123,848     $73,209
                                              =========    =========    =========    =========    ========
Reserves for fixed annuity contracts........  $106,332     $ 66,881     $ 68,228     $ 59,400     $53,058
Variable annuity liabilities................    32,760       26,390       24,695        8,836          --
Other reserves, payables and accrued
  liabilities...............................     2,003        1,051        1,220       34,690         442
Deferred income taxes.......................       244           --           --           --         455
Shareholder's equity........................    21,818       19,815       23,129       20,922      19,254
                                              --------     --------     --------     --------     -------
TOTAL LIABILITIES AND SHAREHOLDER'S
  EQUITY....................................  $163,157     $114,137     $117,272     $123,848     $73,209
                                              =========    =========    =========    =========    ========

--------------------------------------------------------------------------------

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL


                      CONDITION AND RESULTS OF OPERATIONS

--------------------------------------------------------------------------------


     The following is management's discussion and analysis of financial condition and results of operations of First SunAmerica Life Insurance Company (the "Company") for the three years in the period ended September 30, 1995.



RESULTS OF OPERATIONS



     INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR INCOME TAXES totaled $0.5 million in 1995, compared with $1.1 million in 1994 and $0.9 million in 1993. The cumulative effect of the change in accounting for income taxes resulting from the 1994 implementation of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," amounted to a nonrecurring non-cash charge of $0.7 million. Accordingly, net income amounted to $0.4 million in 1994.



     PRETAX INCOME totaled $0.7 million in 1995 and $1.7 million in both 1994 and 1993. The $1.0 million decline in 1995 primarily resulted from net realized investment losses incurred, partially offset by an increase in net investment income.



     NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, increased to $2.8 million in 1995 from $1.9 million in 1994 and $1.2 million in 1993. These amounts represent net investment spreads of 2.70% on average invested assets (computed on a daily basis) of $103.2 million in 1995, 2.24% on average invested assets of $84.5 million in 1994 and 1.40% on average invested assets of $82.7 million in 1993. Net investment spreads include the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. The difference between the Company's yield on average invested assets and the rate paid on average interest-bearing liabilities was 1.69% in 1995, 1.13% in 1994 and 0.02% in 1993. Net investment income has increased over the three years due to both higher levels of average invested assets and an increase in the portfolio yield.



     Investment income totaled $7.8 million in 1995, $5.5 million in 1994 and $5.1 million in 1993. Investment income increased in 1995 primarily as a result of an increase in investment yield on a higher level of average invested assets. The modest increase in investment income in 1994 over 1993 primarily resulted from an increase in overall portfolio yield as the Company reduced its average level of lower-yielding short-term investments. The yield on average invested assets increased to 7.59% in 1995 from 6.54% in 1994 and 6.17% in 1993. Over the last three fiscal years, the Company's quarterly investment yields on average invested assets have ranged from 5.85% to 7.81%; however, there can be no assurance that the Company will achieve similar yields in future periods.



     The increased investment yield in 1995 reflects the higher interest rates prevailing during the latter half of 1994 and into fiscal 1995. In addition, the net cash provided by the Company's operating and financing activities and the cash flows from redemptions and maturities of securities in the Company's investment portfolio was invested in higher yielding instruments.



     Total interest expense aggregated $5.0 million in 1995, $3.6 million in 1994 and $3.9 million in 1993. The average rate paid on fixed annuity contracts was 5.90% in 1995, compared with 5.41% in 1994 and 6.15% in 1993. Fixed annuity contracts averaged $85.5 million in 1995, compared with $67.2 million in 1994 and $64.1 million in 1993. The increase in the average rate paid on fixed annuities during 1995 primarily resulted from increased average crediting rates on the Company's new fixed annuity contracts relative to those issued in 1994 to maintain a generally competitive market rate in a higher interest rate environment. The decrease in the average rate paid on fixed annuities during 1994 was primarily due to a decline in prevailing interest rates that began during the latter half of fiscal 1992 and continued into the first half of fiscal 1994.

     NET REALIZED INVESTMENT LOSSES totaled $1.3 million in 1995, compared with net realized investment gains of $0.4 million in 1994 and $1.9 million in 1993, and represent 1.31%, 0.53% and 2.34%, respectively, of average invested assets. Net realized investment losses in 1995 include $1.2 million of net losses realized on $46.3 million of sales of mortgage backed securities ("MBSs") that were made primarily to maximize total return. Net gains in 1994 and 1993 are also related to sales of MBSs that were made primarily to maximize total return.



     VARIABLE ANNUITY FEES are based on the market value of assets supporting variable annuity contracts in separate accounts. Such fees totaled $0.4 million in both 1995 and 1994 and $0.2 million in 1993. Variable annuity fees have increased over the three years principally due to asset growth from the receipt of variable annuity premiums and, during 1995, from increased market values. Variable annuity assets averaged $27.8 million during 1995, $26.1 million during 1994 and $16.5 million during 1993. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, totaled $5.9 million in 1995, $5.7 million in 1994 and $14.5 million in 1993. The decline in premiums from 1993 to 1994 can be attributed, in part, to a heightened demand for fixed-rate investment options, including the fixed accounts of variable annuities. The Company has encountered increased competition in the variable annuity marketplace during 1995 and 1994 and anticipates that the market will remain highly competitive for the foreseeable future.



     SURRENDER CHARGES on fixed and variable annuities totaled $194,000 in 1995, compared with $367,000 in 1994 and $44,000 in 1993. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first five to seven years of the contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $17.7 million in 1995, $12.9 million in 1994 and $2.9 million in 1993. These payments represent 16.93%, 15.04% and 3.85%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity payments from the separate accounts totaling $3.6 million in 1995, $2.4 million in 1994 and $0.4 million in 1993. Both fixed and variable annuity surrenders increased from the unusually low rates of prior years to more normal levels during 1994 and 1995, due to anticipated higher surrenders as the annuity block has matured. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future and the Company's investment portfolio has been structured to provide sufficient liquidity for anticipated withdrawals.



     GENERAL AND ADMINISTRATIVE EXPENSES totaled $1.1 million in 1995, compared with $1.0 million in 1994 and $1.1 million in 1993. General and administrative expenses remain closely controlled through a company-wide cost containment program and represent approximately 1% of average total assets.



     AMORTIZATION OF DEFERRED ACQUISITION COSTS increased during 1995 to $0.3 million primarily due to additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other acquisition costs. There was no amortization in 1994 and $0.2 million in 1993. The decrease in amortization of deferred acquisition costs from 1993 to 1994 is primarily due to the decline in net realized investment gains which are included in gross profits for purposes of computing amortization.



     INCOME TAX EXPENSE totaled $0.2 million in 1995, $0.7 million in 1994 and $0.8 million in 1993, representing effective tax rates of 26% in 1995, 38% in 1994 and 49% in 1993. The higher tax rate in 1993 reflects the payment of state income taxes relating to net realized investment gains recorded in 1992. The lower tax rate in 1995 reflects a prior period state income tax benefit.



FINANCIAL CONDITION AND LIQUIDITY



     SHAREHOLDER'S EQUITY increased by $2.0 million to $21.8 million at September 30, 1995 from $19.8 million at September 30, 1994, primarily as a result of the $1.5 million reduction of net unrealized losses on debt and equity securities available for sale charged directly to shareholders equity and net income of $0.5 million in 1995.

     TOTAL ASSETS increased by $49.1 million to $163.2 million at September 30, 1995 from $114.1 million at September 30, 1994, principally due to a $42.3 million increase in invested assets and a $6.4 million increase in the separate accounts for variable annuities.



     INVESTED ASSETS at year end totaled $121.2 million in 1995, compared with $78.9 million in 1994. This increase primarily resulted from sales of fixed annuity contracts which totaled $51.7 million in 1995, up from $7.8 million in 1994 and $9.1 million in 1993. The increase in fixed annuity premiums during 1995 reflects generally heightened demand for fixed-rate products in 1995 relative to the comparable 1994 periods. This heightened demand may be attributed, in part, to the increase in prevailing long-term interest rates that began during the latter half of the 1994 fiscal year and continued into the first quarter of fiscal 1995.



     The Company manages all of its invested assets internally. The Company's general investment philosophy is to hold fixed maturity assets for long-term investment. Thus, it does not have a trading portfolio. The Company carries the portion of its portfolio of bonds and notes that is available for sale (the "Available for Sale Portfolio") at estimated fair value. The remaining portion of its portfolio of bonds and notes is held for investment and is carried at amortized cost.



     BONDS AND NOTES, including those held for investment and the Available for Sale Portfolio (the "Bond Portfolio"), at September 30, 1995, had an aggregate amortized cost that exceeded its fair value by $1.5 million (including net unrealized losses of $1.4 million on the Available for Sale Portfolio). The fair value of the Bond Portfolio was $5.9 million below its amortized cost at September 30, 1994 (including net unrealized losses of $5.7 million on the Available for Sale Portfolio). The decrease in net unrealized losses on the Bond Portfolio since September 30, 1994 principally reflects the lower relative prevailing interest rates at September 30, 1995 and their corresponding effect on the fair value of the Bond Portfolio.



     The entire Bond Portfolio at September 30, 1995 was rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") or under comparable statutory rating guidelines established by the National Association of Insurance Commissioners ("NAIC") and implemented by either the NAIC or the Company. At September 30, 1995, approximately $101.7 million (at amortized cost) was rated investment grade by one or both of these agencies or under the NAIC guidelines, including $100.5 million of U.S. government/agency securities and MBSs.



     At September 30, 1995, the Bond Portfolio included $9.8 million (fair value, $8.4 million) of bonds not rated investment grade by S&P, Moody's or the NAIC. Based on their September 30, 1995 amortized cost, these non-investment-grade bonds accounted for 5.9% of the Company's total assets and 8.0% of invested assets.



     Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. The Company intends that its holdings of such securities not exceed current levels, but its policies may change from time to time, including in connection with any possible acquisition. The Company had no material concentrations of non-investment-grade securities at September 30, 1995.



     The table on the following page summarizes the Company's rated bonds by rating classification as of September 30, 1995.

                             SUMMARY OF RATED BONDS


                                 (IN THOUSANDS)



                                             ISSUES NOT RATED BY S&P (MOODY'S)
      ISSUES RATED BY S&P (MOODY'S)                  BY NAIC CATEGORY                           TOTAL
------------------------------------------   ---------------------------------   -----------------------------------
                                ESTIMATED      NAIC                 ESTIMATED                PERCENT OF   ESTIMATED
  S&P (MOODY'S)     AMORTIZED      FAIR      CATEGORY   AMORTIZED      FAIR      AMORTIZED    INVESTED       FAIR
   CATEGORY(1)        COST        VALUE        (2)        COST        VALUE        COST      ASSETS(3)      VALUE
------------------  ---------   ----------   --------   ---------   ----------   ---------   ----------   ----------
AAA+ to A-
  (Aaa to A3).....   $68,049     $ 68,067        1       $28,517     $ 28,556    $ 96,566       78.67%     $ 96,623
BBB+ to BBB-
  (Baa1 to Baa3)..     1,411        1,501        2         3,769        3,567       5,180        4.22         5,068
BB+ to BB-
  (Ba1 to Ba3)....       927          938        3            --           --         927        0.76           938
B+ to B-
  (B1 to B3)......     7,108        5,931        4           988        1,000       8,096        6.60         6,931
CCC+ to C-
  (Caa to C)......       745          500        5            --           --         745        0.61           500
D.................        --           --        6            --           --          --          --            --
                     -------      -------                -------      -------    --------                  --------
TOTAL RATED
  ISSUES..........   $78,240     $ 76,937                $33,274     $ 33,123    $111,514                  $110,060
                     =======      =======                =======      =======    ========                  ========


---------------


(1) S&P rates debt securities in eleven rating categories, from AAA (the highest) to D (in payment default). A plus(+) or minus(-) indicates the debt's relative standing within the rating category. A security rated BBB-or higher is considered investment grade. Moody's rates debt securities in nine rating categories, from Aaa (the highest) to C (extremely poor prospects of attaining real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. Issues are categorized based on the higher of the S&P or Moody's rating if rated by both agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P(Moody's) rating groups listed above, with categories 1 and 2 considered investment grade. A substantial portion of the assets in the NAIC categories were rated by the Company based on its implementation of NAIC rating guidelines.



(3) At amortized cost.



     MORTGAGE LOANS aggregated $4.7 million at September 30, 1995 and consisted of 2 first mortgage loans collateralized by properties located in California. Both of these loans were multifamily residential loans to the same borrower. At the time of their purchase by the Company, these mortgage loans had loan-to-value ratios of 75% or less. At September 30, 1995, neither loan was delinquent. No mortgage loans were foreclosed upon during fiscal years 1995, 1994 or 1993.



     ASSET-LIABILITY MATCHING is utilized by the Company to minimize the risks of interest rate fluctuations and disintermediation. The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed maturities that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed maturities are priced over the yield curve and general competitive conditions within the industry. Its portfolio strategy is designed to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety.



     The Company designs its fixed-rate products and conducts its investment operations in order to closely match the duration of the assets in its investment portfolio to its annuity obligations. The Company seeks to achieve a predictable spread between what it earns on its assets and what it pays on its liabilities by investing principally in fixed maturities. The Company's fixed-rate products incorporate surrender charges or other limitations on when contracts can be surrendered for cash to encourage persistency. Approximately 92% of the Company's fixed annuity reserves had surrender penalties or other restrictions at September 30, 1995.



     As part of its asset-liability matching discipline, the Company conducts detailed computer simulations that model its fixed-maturity assets and liabilities under commonly used stress-test interest rate scenarios. Based on the results of these computer simulations, the investment portfolio has been constructed with a view to maintaining a desired investment spread between the yield on portfolio assets and the rate paid on its reserves under a variety of possible future interest rate scenarios. At September 30, 1995, the weighted average life of the Company's investments was approximately three and three-fourths years and the duration was slightly in excess of three years.



     The Company also seeks to provide liquidity and enhance its spread income by using reverse repurchase agreements ("Reverse Repos"), and by investing in MBSs. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.



     There are risks associated with some of the techniques the Company uses to enhance its spread income and match its assets and liabilities. The primary risk associated with Reverse Repos is the risk associated with counterparty nonperformance. The Company believes, however, that the counterparties to its Reverse Repos are financially responsible and that the counterparty risk associated with those transactions is minimal. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase.



     INVESTED ASSETS EVALUATION routinely includes a review by the Company of its portfolio of debt securities. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying value of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of collateral (if any), compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral.



     The carrying values of bonds that are determined to have declines in value that are other than temporary are reduced to net realizable value and no further accruals of interest are made. If needed, mortgage loan valuation allowances would be based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.



     DEFAULTED INVESTMENTS, comprising all investments (at amortized cost) that are in default as to the payment of principal or interest, totaled $0.7 million (fair value, $0.5 million) at September 30, 1995. At September 30, 1995, defaulted investments constituted 0.6% of total invested assets at amortized cost. At September 30, 1994, there were no defaulted investments.



     SOURCES OF LIQUIDITY are readily available to the Company in the form of existing cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1995, approximately $60.5 million of the Company's Bond Portfolio had an aggregate unrealized gain of $0.6 million, while approximately $51.0 million of the Bond Portfolio had an aggregate unrealized loss of $2.1 million. In addition, the Company's investment portfolio also currently provides approximately $1.5 million of monthly cash flow from scheduled principal and interest payments.



     Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, the Company's average cost of funds would increase over time as it prices its new and renewing annuities to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on the Company's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.

     In a declining rate environment, the Company's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities. Should increased liquidity be required for withdrawals, the Company believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.


--------------------------------------------------------------------------------


                                   PROPERTIES

--------------------------------------------------------------------------------


     The Company's principal office is in leased premises at 733 Third Avenue, 4th Floor New York, New York 10017. The Company, through an affiliate, also leases office space in Los Angeles, California and in Torrance, California which is utilized for certain policy administration, recordkeeping and data processing functions.



     The Company believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its business.


--------------------------------------------------------------------------------


                        DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------


     The directors and principal officers of the Company as of December 8, 1995 are listed below, together with information as to their ages, dates of election and principal business occupation during the last five years (if other than their present business occupation).



                                                                                    OTHER POSITIONS AND
                                                                      YEAR            OTHER BUSINESS
                                                                     ASSUMED         EXPERIENCE WITHIN
        NAME           AGE           PRESENT POSITION(S)           POSITION(S)       LAST FIVE YEARS**       FROM-TO
---------------------  ---   ------------------------------------  -----------   -------------------------  ---------
Eli Broad*             62    Chairman, Chief Executive Officer         1994      Cofounded SunAmerica Inc.
                             and President of the Company                        ("SAI") in 1957
                             Chairman, Chief Executive Officer         1986
                             and President of SAI
Jay S. Wintrob*        38    Executive Vice President of the           1991      Senior Vice President      1989-1991
                             Company                                   1995      (Joined SAI in 1987)
                             Vice Chairman of SAI
James R. Belardi*      38    Senior Vice President of the Company      1992      Vice President and         1989-1992
                             Executive Vice President of SAI           1995      Treasurer
                                                                                 (Joined SAI in 1986)
Jana W. Greer*         43    Senior Vice President of the Company      1994      Vice President             1981-1991
                             and SAI                                             (Joined SAI in 1974)
Peter McMillan, III*   38    Executive Vice President and Chief        1994      Senior Vice President,     1989-1994
                             Investment Officer of SunAmerica                    SunAmerica Investments,
                             Investments, Inc.                                   Inc.
Gary W. Krat*          48    Senior Vice President of the Company      1992      Chairman, Royal Alliance    1991 to
                             and SAI                                             Associates, Inc.            present
                                                                                 Chief Executive Officer,    1990 to
                                                                                 Royal Alliance              present
                                                                                 Associates, Inc.
                                                                                 President, Integrated      1986-1990
Scott L. Robinson*     49    Senior Vice President and Treasurer       1991      Vice President and         1986-1991
                             of the Company                                      Controller
                             Senior Vice President and Controller                (Joined SAI in 1978)
                             of SAI
Lorin M. Fife*         42    Senior Vice President, General            1994      Vice President and         1994-1995
                             Counsel and Assistant Secretary of                  General Counsel-
                             the Company                                         Regulatory Affairs of SAI
                             Senior Vice President and General         1995      Vice President and         1989-1994
                             Counsel-Regulatory Affairs of SAI                   Associate General Counsel
                                                                                 of SAI
                                                                                 (Joined SAI in 1989)

                                                                                    OTHER POSITIONS AND
                                                                      YEAR            OTHER BUSINESS
                                                                     ASSUMED         EXPERIENCE WITHIN
        NAME           AGE           PRESENT POSITION(S)           POSITION(S)       LAST FIVE YEARS**       FROM-TO
---------------------  ---   ------------------------------------  -----------   -------------------------  ---------
Susan L. Harris*       38    Senior Vice President and Secretary       1994      Vice President, General    1994-1995
                             of the Company                                      Counsel-Corporate Affairs
                                                                                 and Secretary of SAI
                             Senior Vice President and General         1995      Vice President, Associate  1989-1994
                             Counsel-Corporate Affairs and                       General Counsel and
                             Secretary of SAI                                    Secretary of SAI
                                                                                 (Joined SAI in 1985)
N. Scott Gillis        42    Senior Vice President and Controller      1994      Vice President and         1989-1994
                             of the Company                                      Controller, SunAmerica
                                                                                 Life Companies
                                                                                 (Joined SAI in 1985)
Edwin R. Reoliquio     38    Senior Vice President and Chief           1995      Vice President and         1990-1995
                             Actuary of the Company                              Actuary, SunAmerica Life
                                                                                 Companies
Marc Gamsin            39    Director                                            Partner, O'Melveny &        1979 to
                                                                                 Myers                       present
David W. Ferguson      42    Director                                            Partner, Davis Polk &       1980 to
                                                                                 Wardwell                    present
Thomas A. Harnett      71    Director                                            Partner, Lane &             1989 to
                                                                                 Mitterdorf                  present
Lester Pollack         62    Director                                            Chief Executive Officer,    1986 to
                                                                                 Centre Partners, L.P.       present
                                                                                 General Partner, Lazard     1986 to
                                                                                 Freres & Co.                present
                                                                                 Senior Managing Director,   1988 to
                                                                                 Corporate Partners, L.P.    present
Richard D. Rohr        69    Director                                            Partner, Bodman,            1958 to
                                                                                 Longley & Dahling           present


---------------


 * Also serves as a director



** Unless otherwise indicated, officers and positions are with SunAmerica Inc.


--------------------------------------------------------------------------------


                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------


     All of the executive officers of the Company also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company.



     The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of the Company whose allocated compensation exceeds $100,000 and to all executive officers of the Company as a group for services rendered in all capacities in the Company during 1995:



  NAME OF INDIVIDUAL OR                                                           ALLOCATED CASH
     NUMBER IN GROUP                    CAPACITIES IN WHICH SERVED                 COMPENSATION
  ---------------------     --------------------------------------------------    --------------
  Eli Broad............     Chairman, Chief Executive Officer and President          $ 11,538
  Jay Wintrob..........     Executive Vice President                                    7,212
  James R. Belardi.....     Senior Vice President                                       7,500
  Gary W. Krat.........     Senior Vice President                                      37,500
  N. Scott Gillis......     Senior Vice President and Controller                        8,904
  All Executive
    Officers as a Group
    (12)...............                                                              $156,016
                                                                                     ========



     Directors of the Company who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



     No shares of the Company are owned by any executive officer or director. The Company is an indirect wholly-owned subsidiary of SunAmerica Inc. Except for Mr. Broad, the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At November 30, 1995, Mr. Broad was the beneficial owner of 2,149,694 shares of Common Stock (approximately 4.7% of the class outstanding) and 8,857,081 shares of Class B Common Stock (approximately 86.5% of the class outstanding). Of the Common Stock, 250,659 shares represent restricted shares granted under the Company's employee stock plans as to which Mr. Broad has no investment power; 506,250 shares are held by a trust formed by Mr. Broad of which he is a beneficiary; and 1,344,234 shares represent employee stock options held by Mr. Broad which are or will become exercisable on or before February 2, 1996 and as to which he has no voting or investment power. Of the Class B Stock, 843,750 shares are held by a trust formed by Mr. Broad of which he is a beneficiary; 32,568 shares are held by a foundation of which Mr. Broad is a director and as to which he has shared voting and investment power; and 2,902,500 shares are registered in the name of a corporation as to which Mr. Broad exercises voting and investment power. At December 11, 1995, all directors and officers as a group beneficially owned 3,645,981 shares of Common Stock (approximately 8% of the class outstanding) and 8,857,081 shares of Class B Common Stock (approximately 86.5% of the class outstanding).


--------------------------------------------------------------------------------


                                STATE REGULATION

--------------------------------------------------------------------------------


     The Company is subject to regulation and supervision by the State of New York and the Insurance Commission of the State of New York. Insurance laws establish supervisory agencies with broad administrative and supervisory powers related to granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, regulating the type and amount of investments permitted, limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval and other related matters.



     During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies. These initiatives include new investment reserve requirements, risk-based capital standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws to govern insurance company investments. Current proposals are still being debated and the Company is monitoring developments in this area and the effects any changes would have on the Company.


--------------------------------------------------------------------------------


                                   CUSTODIAN

--------------------------------------------------------------------------------


     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the Separate Account. The custodian is remunerated by the Company based on a schedule of fees under an agreement between the custodian and the Company.

--------------------------------------------------------------------------------


                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------


     The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.


--------------------------------------------------------------------------------


                            REGISTRATION STATEMENTS

--------------------------------------------------------------------------------


     Registration statements have been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statements and the exhibits filed as part of the registration statements, to all of which reference is hereby made for further information concerning the Separate Account, the General Account, the Company, the Underlying Funds, the Contract and the Certificates. Statements found in this prospectus as to the terms of the Contracts and other legal instruments are summaries, and reference is made to such instruments as filed.


--------------------------------------------------------------------------------


                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------


     The financial statements of First SunAmerica Life Insurance Company as of September 30, 1995 and 1994 and for each of the three years in the period ended September 30, 1995 included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


--------------------------------------------------------------------------------


               ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

--------------------------------------------------------------------------------


     Additional information concerning the operations of the Separate Account is contained in a Statement of Additional Information, which is available without charge upon written request addressed to the Company at its Annuity Service Center P.O. Box 54299, Los Angeles, California 90054-0299 or (800)99-NYSUN. The contents of the Statement of Additional Information are tabulated below.



                      STATEMENT OF ADDITIONAL INFORMATION



                               TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
Performance Data......................................................................    3
Annuity Unit Values; Annuity Payments.................................................    7
Distribution of Contracts.............................................................   10
Financial Statements..................................................................   11

--------------------------------------------------------------------------------


                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


     The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the General Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks and the risk that the Withdrawal Charge will be insufficient to cover the cost of distributing the Contracts. They should not be considered as bearing on the investment performance of the Underlying Fund shares held in the Portfolios of the Separate Account. The value of the interests of Owners, Annuitants, payees and Beneficiaries under the variable portion of the Contracts is affected primarily by the investment results of the Underlying Funds.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of


First SunAmerica Life Insurance Company



     In our opinion, the accompanying balance sheet and the related income statement and statement of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company at September 30, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



     As discussed in Note 6, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," in fiscal 1994.



Price Waterhouse LLP


Los Angeles, California


November 6, 1995

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                                 BALANCE SHEET



                                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                                    1995              1994
                                                                -------------     -------------
ASSETS
Investments:
  Cash and short-term investments.............................  $   6,382,000     $  14,785,000
  Bonds and notes:
     Available for sale, at fair value (amortized cost: 1995,
       $109,217,000; 1994, $61,766,000).......................    107,771,000        56,066,000
     Held for investment, at amortized cost (fair value: 1995,
       $2,289,000; 1994, $3,117,000)..........................      2,297,000         3,314,000
  Mortgage loans..............................................      4,733,000         4,763,000
  Common stocks, at fair value (cost: 1995, $112,000).........         35,000                --
                                                                 ------------      ------------
  Total investments...........................................    121,218,000        78,928,000
Variable annuity assets.......................................     32,760,000        26,390,000
Accrued investment income.....................................        928,000           717,000
Deferred acquisition costs....................................      6,491,000         5,651,000
Deferred income taxes.........................................             --           886,000
Other assets..................................................      1,760,000         1,565,000
                                                                 ------------      ------------
TOTAL ASSETS..................................................  $ 163,157,000     $ 114,137,000
                                                                 ============      ============
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts........................  $ 106,332,000     $  66,881,000
  Income taxes currently payable..............................         23,000           441,000
  Other liabilities...........................................      1,980,000           610,000
                                                                 ------------      ------------
  Total reserves, payables and accrued liabilities............    108,335,000        67,932,000
                                                                 ------------      ------------
Variable annuity liabilities..................................     32,760,000        26,390,000
                                                                 ------------      ------------
Deferred income taxes.........................................        244,000                --
                                                                 ------------      ------------
Shareholder's equity:
  Common Stock................................................      3,000,000         3,000,000
  Additional paid-in capital..................................     14,428,000        14,428,000
  Retained earnings...........................................      5,250,000         4,727,000
  Net unrealized losses on debt and equity securities
     available for sale.......................................       (860,000)       (2,340,000)
                                                                 ------------      ------------
  Total shareholder's equity..................................     21,818,000        19,815,000
                                                                 ------------      ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY....................  $ 163,157,000     $ 114,137,000
                                                                 ============      ============



   The accompanying notes are an integral part of these financial statements.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                                INCOME STATEMENT



                                                            YEARS ENDED SEPTEMBER 30,
                                                   -------------------------------------------
                                                      1995            1994            1993
                                                   -----------     -----------     -----------
Investment income................................  $ 7,834,000     $ 5,527,000     $ 5,101,000
                                                   -----------     -----------     -----------
Interest expense on:
  Fixed annuity contracts........................   (5,042,000)     (3,635,000)     (3,940,000)
  Senior indebtedness............................       (8,000)             --              --
                                                   -----------     -----------     -----------
Total interest expense...........................   (5,050,000)     (3,635,000)     (3,940,000)
                                                   -----------     -----------     -----------
NET INVESTMENT INCOME............................    2,784,000       1,892,000       1,161,000
                                                   -----------     -----------     -----------
NET REALIZED INVESTMENT GAINS (LOSSES)...........   (1,348,000)        445,000       1,932,000
                                                   -----------     -----------     -----------
VARIABLE ANNUITY FEE INCOME......................      412,000         382,000         240,000
                                                   -----------     -----------     -----------
Other income and expenses:
  Surrender charges..............................      194,000         367,000          44,000
  General and administrative expenses............   (1,088,000)     (1,040,000)     (1,066,000)
  Amortization of deferred acquisition costs.....     (300,000)             --        (220,000)
  Other, net.....................................       51,000        (309,000)       (386,000)
                                                   -----------     -----------     -----------
TOTAL OTHER INCOME AND EXPENSES..................   (1,143,000)       (982,000)     (1,628,000)
                                                   -----------     -----------     -----------
PRETAX INCOME....................................      705,000       1,737,000       1,705,000
Income tax expense...............................     (182,000)       (655,000)       (829,000)
                                                   -----------     -----------     -----------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING FOR INCOME TAXES....................      523,000       1,082,000         876,000
Cumulative effect of change in accounting for
  income taxes...................................           --        (725,000)             --
                                                   -----------     -----------     -----------
NET INCOME.......................................  $   523,000     $   357,000     $   876,000
                                                   ===========     ===========     ===========



   The accompanying notes are an integral part of these financial statements.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                            STATEMENT OF CASH FLOWS



                                                                    YEARS ENDED SEPTEMBER 30,
                                                          ----------------------------------------------
                                                              1995             1994             1993
                                                          ------------     ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income..............................................  $    523,000     $    357,000     $    876,000
Adjustments to reconcile net income to net cash provided
  by operating activities:
    Interest credited to fixed annuity contracts........     5,042,000        3,635,000        3,940,000
    Net realized investment (gains) losses..............     1,348,000         (445,000)      (1,932,000)
    Accretion of net discounts on investments...........      (394,000)         (24,000)         (55,000)
    Amortization of goodwill............................        58,000           58,000           58,000
    Provision for deferred income taxes.................       333,000        1,388,000         (904,000)
    Cumulative effect of change in accounting for income
      taxes.............................................            --          725,000               --
  Change in:
    Deferred acquisition costs..........................    (2,740,000)      (1,011,000)      (1,243,000)
    Income taxes receivable/payable.....................      (418,000)        (555,000)         387,000
Other, net..............................................      (323,000)        (115,000)         291,000
                                                          ------------     ------------     ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...............     3,429,000        4,013,000        1,418,000
                                                          ------------     ------------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds and notes available for sale....................  (125,130,000)     (67,563,000)     (95,150,000)
  Bonds and notes held for investment...................            --       (1,019,000)      (2,052,000)
Sales of:
  Bonds and notes available for sale....................    55,553,000       50,708,000       60,544,000
  Mortgage loans........................................            --               --       16,159,000
Redemptions and maturities of:
  Bonds and notes available for sale....................    20,358,000        5,791,000        1,583,000
  Bonds and notes held for investment...................     1,011,000               --               --
Other, net..............................................       (77,000)          31,000           35,000
                                                          ------------     ------------     ------------
NET CASH USED BY INVESTING ACTIVITIES...................   (48,285,000)     (12,052,000)     (18,881,000)
                                                          ------------     ------------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on fixed annuity contracts...........    51,681,000        7,840,000        9,105,000
  Withdrawal payments on fixed annuity contracts........   (14,131,000)     (10,504,000)      (2,475,000)
  Claims and annuity payments on fixed annuity
    contracts...........................................    (2,974,000)      (3,194,000)      (2,272,000)
  Other, net............................................     1,877,000          427,000           54,000
                                                          ------------     ------------     ------------
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES........    36,453,000       (5,431,000)       4,412,000
                                                          ------------     ------------     ------------
NET DECREASE IN CASH AND SHORT-TERM INVESTMENTS.........    (8,403,000)     (13,470,000)     (13,051,000)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF
  PERIOD................................................    14,785,000       28,255,000       41,306,000
                                                          ------------     ------------     ------------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD........  $  6,382,000     $ 14,785,000     $ 28,255,000
                                                          ============     ============     ============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness.........................  $      8,000     $         --     $         --
                                                          ============     ============     ============
  Income taxes paid (recovered).........................  $    254,000     $   (178,000)    $  1,149,000
                                                          ============     ============     ============



   The accompanying notes are an integral part of these financial statements.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



     GENERAL: First SunAmerica Life Insurance Company (the "Company") is an indirect wholly owned subsidiary of SunAmerica Inc. (the "Parent"). Certain items have been reclassified to conform to the current year's presentation.



     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows. Bonds and notes available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. It is management's intent, and the Company has the ability, to hold the remainder of bonds and notes until maturity, and, therefore, these investments are carried at amortized cost. Bonds and notes, whether available for sale or held for investment, are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events. Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.



     DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, over the estimated lives of the contracts in relation to the present value of estimated gross profits, which are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.



     As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. At September 30, 1995 and 1994, deferred acquisition costs have been increased by $200,000 and $2,100,000, respectively, for this adjustment.



     VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fee Income in the income statement.



     GOODWILL: Goodwill, amounting to $879,000 at September 30, 1995, is amortized by using the straight-line method over a period of 25 years and is included in Other Assets in the balance sheet.



     CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).



     FEE INCOME: Variable annuity fees are recognized in income as earned.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Effective October 1, 1993, deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.



2. INVESTMENTS



     The amortized cost and estimated fair value of bonds and notes available for sale and held for investment by major category follow:



                                                                 AMORTIZED        ESTIMATED
                                                                    COST          FAIR VALUE
                                                                ------------     ------------
AT SEPTEMBER 30, 1995:
AVAILABLE FOR SALE:
  Securities of the United States government..................  $ 37,693,000     $ 37,759,000
  Mortgage-backed securities..................................    60,558,000       60,367,000
  Corporate bonds and notes...................................    10,966,000        9,645,000
                                                                ------------     ------------
     Total available for sale.................................  $109,217,000     $107,771,000
                                                                ============     ============
HELD FOR INVESTMENT:
  Securities of the United States government..................  $  2,297,000     $  2,289,000
                                                                ============     ============
AT SEPTEMBER 30, 1994:
AVAILABLE FOR SALE:
  Securities of the United States government..................  $ 39,775,000     $ 36,398,000
  Mortgage-backed securities..................................    13,943,000       12,883,000
  Corporate bonds and notes...................................     8,048,000        6,785,000
                                                                ------------     ------------
     Total available for sale.................................  $ 61,766,000     $ 56,066,000
                                                                ============     ============
HELD FOR INVESTMENT:
  Securities of the United States government..................  $  2,301,000     $  2,102,000
  Corporate bonds and notes...................................     1,013,000        1,015,000
                                                                ------------     ------------
     Total held for investment................................  $  3,314,000     $  3,117,000
                                                                ============     ============

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2. INVESTMENTS (CONTINUED)


     The amortized cost and estimated fair value of bonds and notes available for sale and held for investment by contractual maturity, as of September 30, 1995, follow:



                                                                                  ESTIMATED
                                                                 AMORTIZED           FAIR
                                                                    COST            VALUE
                                                                ------------     ------------
AVAILABLE FOR SALE:
  Due in one year or less.....................................  $         --     $         --
  Due after one year through five years.......................            --               --
  Due after five years through ten years......................    10,966,000        9,645,000
  Due after ten years.........................................    37,693,000       37,759,000
  Mortgage-backed securities..................................    60,558,000       60,367,000
                                                                ------------     ------------
     Total available for sale.................................  $109,217,000     $107,771,000
                                                                ============     ============
HELD FOR INVESTMENT:
  Due in one year or less.....................................  $         --     $         --
  Due after one year through five years.......................            --               --
  Due after five years through ten years......................     2,297,000        2,289,000
  Due after ten years.........................................            --               --
  Mortgage-backed securities..................................            --               --
                                                                ------------     ------------
     Total held for investment................................  $  2,297,000     $  2,289,000
                                                                ============     ============



     Actual maturities of bonds and notes will differ from those shown above because of prepayments and redemptions.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2. INVESTMENTS (CONTINUED)


     Gross unrealized gains and losses on bonds and notes available for sale and held for investment by major category follow:



                                                                      GROSS           GROSS
                                                                    UNREALIZED     UNREALIZED
                                                                      GAINS          LOSSES
                                                                    ----------     -----------
AT SEPTEMBER 30, 1995:
AVAILABLE FOR SALE:
  Securities of the United States government......................   $263,000      $  (197,000)
  Mortgage-backed securities......................................    257,000         (448,000)
  Corporate bonds and notes.......................................    102,000       (1,423,000)
                                                                     --------      -----------
     Total available for sale.....................................   $622,000      $(2,068,000)
                                                                     ========      ===========
HELD FOR INVESTMENT:
  Securities of the United States government......................   $ 22,000      $   (30,000)
                                                                     ========      ===========
AT SEPTEMBER 30, 1994:
AVAILABLE FOR SALE:
  Securities of the United States government......................   $     --      $(3,377,000)
  Mortgage-backed securities......................................         --       (1,060,000)
  Corporate bonds and notes.......................................     36,000       (1,299,000)
                                                                     --------      -----------
     Total available for sale.....................................   $ 36,000      $(5,736,000)
                                                                     ========      ===========
HELD FOR INVESTMENT:
  Securities of the United States government......................   $  8,000      $  (207,000)
  Corporate bonds and notes.......................................      2,000               --
                                                                     --------      -----------
     Total held for investment....................................   $ 10,000      $  (207,000)
                                                                     ========      ===========



     At September 30, 1995, gross unrealized losses on equity securities aggregated $112,000 and gross unrealized gains aggregated $35,000.



     Gross realized investment gains and losses on sales of all types of investments are as follows:



                                                             YEARS ENDED SEPTEMBER 30,
                                                      ----------------------------------------
                                                         1995           1994           1993
                                                      -----------     ---------     ----------
Bonds and notes available for sale:
  Realized gains....................................  $   423,000     $ 644,000     $2,157,000
  Realized losses...................................   (1,771,000)     (199,000)      (225,000)
                                                      -----------      --------     ----------
  Total net realized investment gains (losses)......  $(1,348,000)    $ 445,000     $1,932,000
                                                      ===========      ========     ==========



     The sources and related amounts of investment income are as follows:



                                                              YEARS ENDED SEPTEMBER 30,
                                                       ----------------------------------------
                                                          1995           1994           1993
                                                       ----------     ----------     ----------
Short-term investments...............................  $1,045,000     $  685,000     $1,120,000
Bonds and notes......................................   6,291,000      4,341,000      3,220,000
Mortgage loans.......................................     498,000        501,000        761,000
                                                       ----------     ----------     ----------
          Total investment income....................  $7,834,000     $5,527,000     $5,101,000
                                                       ==========     ==========     ==========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2. INVESTMENTS (CONTINUED)


     Expenses incurred to manage the investment portfolio amounted to $125,000 for the year ended September 30, 1995, $102,000 for the year ended September 30, 1994, and $84,000 for the year ended September 30, 1993 and are included in General and Administrative Expenses in the income statement.



     The carrying values of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity are as follows:



                                                                                SEPTEMBER 30,
                                                                                    1995
                                                                                -------------
Short-term investments:
  Southern California Edison Commercial Paper.................................   $ 3,989,000
Mortgage loans:
  Hyman & Rose Shulman Family Trust...........................................     4,733,000
                                                                                  ==========



     At September 30, 1995, bonds and notes included $9,768,000 (at amortized cost, with a fair value of $8,369,000) of investments not rated investment grade by either Standard & Poor's Corporation, Moody's Investors Service or under National Association of Insurance Commissioners' guidelines. The Company had no material concentrations of noninvestment-grade assets at September 30, 1995.



     At September 30, 1995, the amortized cost of investments in default as to the payment of principal or interest was $745,000 and the fair value was $500,000, all of which are unsecured non-investment-grade bonds.



     At September 30, 1995, $257,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.



3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS



     The following estimated fair value disclosures are limited to the reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including equity investments) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.



     The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.



     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:



     CASH AND SHORT TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.



     BONDS AND NOTES: Fair value is based principally on independent pricing services, broker quotes and other independent information.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


     MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates and further discounting for current market factors.



     VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.



     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.



     VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.



     The estimated fair values of the Company's financial instruments at September 1995 and 1994, compared with their respective carrying values, are as follows:



                                                                  CARRYING           FAIR
                                                                   VALUE            VALUE
                                                                ------------     ------------
1995:
Assets:
  Cash and short-term investments.............................  $  6,382,000     $  6,382,000
  Bonds and notes.............................................   110,068,000      110,060,000
  Mortgage loans..............................................     4,733,000        4,733,000
  Variable annuity assets.....................................    32,760,000       32,760,000
Liabilities:
  Reserves for fixed annuity contracts........................   106,332,000      102,782,000
  Variable annuity liabilities................................    32,760,000       31,740,000
                                                                ============     ============
1994:
Assets:
  Cash and short-term investments.............................  $ 14,785,000     $ 14,785,000
  Bonds and notes.............................................    59,380,000       59,183,000
  Mortgage loans..............................................     4,763,000        4,763,000
  Variable annuity assets.....................................    26,390,000       26,390,000
Liabilities:
  Reserves for fixed annuity contracts........................    66,881,000       64,626,000
  Variable annuity liabilities................................    26,390,000       25,476,000
                                                                ============     ============



4. CONTINGENT LIABILITIES



     The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5. SHAREHOLDER'S EQUITY



     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At September 30, 1995, 1994 and 1993, 300 shares are outstanding.



     Changes in shareholder's equity are as follows:



                                                            YEARS ENDED SEPTEMBER 30,
                                                    ------------------------------------------
                                                       1995            1994            1993
                                                    -----------     -----------     ----------
RETAINED EARNINGS:
  Beginning balance...............................  $ 4,727,000     $ 4,370,000     $3,494,000
  Net income......................................      523,000         357,000        876,000
                                                    -----------     -----------     ----------
  Ending balance..................................  $ 5,250,000     $ 4,727,000     $4,370,000
                                                    ===========     ===========     ==========
NET UNREALIZED GAINS (LOSSES) ON DEBT AND
  EQUITY SECURITIES AVAILABLE FOR SALE:
  Beginning balance...............................  $(2,340,000)    $ 1,331,000     $       --
  Excess of market value over amortized cost
     on debt and equity securities available for
     sale.........................................           --              --      2,039,000
  Change in net unrealized gains (losses) on debt
     and equity securities available for sale.....    4,177,000      (7,739,000)            --
  Change in adjustment to deferred acquisition
     costs........................................   (1,900,000)      2,100,000             --
  Tax effect of net change........................     (797,000)      1,968,000       (708,000)
                                                    -----------     -----------     ----------
Ending balance....................................  $  (860,000)    $(2,340,000)    $1,331,000
                                                    ===========     ===========     ==========



     For a life insurance company domiciled in the State of New York, no dividend may be distributed to any shareholder unless notice of the domestic insurer's intention to declare such dividend and the amount have been filed with the Superintendent of Insurance not less than 30 days in advance of such proposed declaration, nor if the Superintendent disapproves the distribution of the dividend within the 30-day period. No dividends were paid in fiscal years 1995, 1994 or 1993.



     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the nine months ended September 30, 1995 was $1,755,000. The statutory net income for the year ended December 31, 1994 was $726,000 and for the year ended December 31, 1993 the statutory net loss was $597,000. The Company's statutory capital and surplus was $13,962,000 at September 30, 1995, $16,122,000 at December 31, 1994 and
$15,623,000 at December 31, 1993.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. INCOME TAXES



     The components of the provisions for income taxes on pretax income consist of the following:



                                                          NET
                                                        REALIZED
                                                       INVESTMENT
                                                         GAINS
                                                        (LOSSES)      OPERATIONS       TOTAL
                                                       ----------     ----------     ----------
1995:
Currently payable....................................  $ (592,000)    $  441,000     $ (151,000)
Deferred.............................................     (28,000)       361,000        333,000
                                                       ----------     ----------     ----------
          Total income tax expense...................  $ (620,000)    $  802,000     $  182,000
                                                       ==========     ==========     ==========
1994:
Currently payable....................................  $  121,000     $ (854,000)    $ (733,000)
Deferred.............................................      65,000      1,323,000      1,388,000
                                                       ----------     ----------     ----------
          Total income tax expense...................  $  186,000     $  469,000     $  655,000
                                                       ==========     ==========     ==========
1993:
Currently payable....................................  $1,091,000     $  642,000     $1,733,000
Deferred.............................................     (46,000)      (858,000)      (904,000)
                                                       ----------     ----------     ----------
          Total income tax expense...................  $1,045,000     $ (216,000)    $  829,000
                                                       ==========     ==========     ==========



     Income taxes computed at the United States federal income tax rate of 35% for 1995 and 1994 and 34.75% for 1993 and income taxes provided differ as follows:



                                                                 YEARS ENDED SEPTEMBER 30,
                                                           -------------------------------------
                                                             1995          1994          1993
                                                           ---------     ---------     ---------
Amount computed at statutory rate........................  $ 247,000     $ 608,000     $ 592,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax bases
     of net assets acquired..............................     20,000        10,000       (20,000)
  State income taxes, net of federal tax benefit.........    (86,000)       36,000       250,000
  Other, net.............................................      1,000         1,000         7,000
                                                            --------      --------      --------
Total income tax expense.................................  $ 182,000     $ 655,000     $ 829,000
                                                            ========      ========      ========



     Effective October 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Accordingly, the cumulative effect of this change in accounting for income taxes was recorded during the quarter ended December 31, 1993 to decrease the asset for deferred income taxes by $725,000.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. INCOME TAXES (CONTINUED)


     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the asset for deferred income taxes are as follows:



                                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                                    1995              1994
                                                                -------------     -------------
Deferred tax liabilities:
  Investments.................................................   $  (142,000)      $   (45,000)
  Deferred acquisition costs..................................    (1,703,000)       (1,026,000)
  Other.......................................................       (66,000)          (41,000)
                                                                 -----------       -----------
  Total deferred tax liabilities..............................    (1,911,000)       (1,112,000)
                                                                 -----------       -----------
Deferred tax assets:
  Contractholder reserves.....................................     1,125,000           659,000
  State income taxes..........................................        79,000            79,000
  Net unrealized losses on certain debt and equity
     securities...............................................       463,000         1,260,000
                                                                 -----------       -----------
  Total deferred tax assets...................................     1,667,000         1,998,000
                                                                 -----------       -----------
Deferred income tax asset (liability).........................   $  (244,000)      $   886,000
                                                                 ===========       ===========



7. RELATED PARTY MATTERS



     The Company pays commissions to two affiliated companies, Royal Alliance Associates, Inc. ("Royal") and SunAmerica Securities, Inc. These broker-dealers represent a significant portion of the Company's business, amounting to approximately 14.8%, 26.5% and 49.3% of premiums in 1995, 1994 and 1993, respectively. Commissions paid to these broker-dealers totaled $761,000 in 1995, $326,000 in 1994, and $733,000 in 1993. Occupancy and office services expenses paid to Royal totaled $113,000 for the year ended September 30, 1995, $122,000 for the year ended September 30, 1994 and $135,000 for the year ended September 30, 1993.



     The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $722,000 for the year ended September 30, 1995, $706,000 for the year ended September 30, 1994 and $586,000 for the year ended September 30, 1993.



     During the year ended September 30, 1993, the Company sold to SunAmerica Life Insurance Company, its immediate parent, two mortgage loans for cash equal to their aggregate book value of $16,547,000.

                                   APPENDIX A

        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1 -- SEPARATE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE SEPARATE ACCOUNT)

     These examples assume the following:

          (1) The Initial Purchase Payment was $10,000, allocated solely to one Portfolio;

          (2) The date of full surrender or partial withdrawal occurs during the 3rd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $12,000; and

          (4) No other Purchase Payments or previous partial withdrawals have been made.

     EXAMPLE A -- FULL SURRENDER:

          (1) Earnings in the Portfolio ($12,000 - $10,000 = $2,000) are not subject to the Withdrawal Charge.


          (2) The balance of the full surrender ($12,000 - $2,000 = $10,000) is subject to the Withdrawal Charge applicable during the 3rd Contribution Year (4%, from the Withdrawal Charge Table).


          (3) The amount of the Withdrawal Charge is .04 X $10,000 = $400.

          (4) The amount of the full surrender is $12,000 - $400 = $11,600.

     EXAMPLE B -- PARTIAL WITHDRAWAL (IN THE AMOUNT OF $3,000):

          (1) For the same reason as given in Step 1 of Example A, above, $2,000 can be withdrawn free of the Withdrawal Charge.

          (2) Although 10% of the Purchase Payment is available without imposition of a Withdrawal Charge (.10 X $10,000 = $1,000), this free withdrawal amount is, like the Withdrawal Charge, applied first to earnings. Since the earnings exceed the free withdrawal amount, only the earnings can be withdrawn free of the scheduled Withdrawal Charge.

          (3) The balance of the requested partial withdrawal
     ($3,000 - $2,000 = $1,000) is subject to the Withdrawal Charge applicable during the 3rd Contribution Year (4%).

          (4) The amount of the Withdrawal Charge is equal to the amount required to complete the partial withdrawal ($3,000 - $2,000 = $1,000) divided by (1 - .04) = 0.96, less the amount required to complete the partial withdrawal.

          Withdrawal Charge = ($1,000/0.96) - $1,000
                         = $41.67

     In this example, in order for the Owner to receive the amount requested ($3,000), a gross withdrawal of $3,041.67 must be processed with $41.67 representing the Withdrawal Charge calculated above.

     Examples C and D assume the following:

          (1) The Initial Purchase Payment was $20,000, allocated solely to one Portfolio;

          (2) The full surrender or partial withdrawal occurs during the 2nd Contribution Year;

          (3) The Owner's Contract Value at the time of surrender or withdrawal is $21,500; and

          (4) No other Purchase Payments or partial withdrawals have been made.

     EXAMPLE C -- PARTIAL WITHDRAWAL (IN THE MAXIMUM AMOUNT AVAILABLE WITHOUT
                  WITHDRAWAL CHARGE):

          (1) Earnings in the Portfolio ($21,500 - $20,000 = $1,500) are not subject to the Withdrawal Charge.

          (2) An Additional Free Withdrawal of 10% of the Purchase Payments less earnings (.10 X $20,000 - $1,500 = $500) is also available free of the Withdrawal Charge, so that

          (3) The maximum partial withdrawal without Withdrawal Charge is the sum of the Earnings and the Additional Free Withdrawal
     ($1,500 + $500 = $2,000).

     EXAMPLE D -- FULL SURRENDER IMMEDIATELY FOLLOWING THE PARTIAL WITHDRAWAL IN
                  EXAMPLE C:

          (1) The Owner's Contract Value after the partial withdrawal in Example C is $21,500 - $2,000 = $19,500.

          (2) The Purchase Payment amount for calculating the Withdrawal Charge is the original $20,000 (Additional Free Withdrawal amounts do not reduce the Purchase Payment amount for purposes of calculating the Withdrawal Charge).

          (3) The amount of the Withdrawal Charge is .05 X $20,000 = $1,000.

          (4) The amount of the full surrender is $19,500 - $1,000 = $18,500.

PART 2 -- GENERAL ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)


     The Market Value Adjustment Factor is reproduced here for convenience:


                       [(1 + I)/(1 + J + 0.0025)]N/12 -1

where

     I    is the Guarantee Rate in effect;

     J is the Current Interest Rate available for a period equal to the number of years remaining in the Guarantee Period at the time of withdrawal, transfer or annuitization (fractional years are rounded up to the next full year); and

     N is the number of full months remaining in the Guarantee Period at the time the withdrawal, transfer or annuitization request is processed.

     These examples assume the following:

          (1) An initial Purchase Payment of $10,000 was made and allocated to a ten year Guarantee Period with a Guarantee Rate of 7% (.07);

          (2) a partial withdrawal of $4,000 is requested 2 1/2 years (30 months) from the expiration date (i.e., N = 30);

          (3) the accumulated value attributable to the Purchase Payment (i.e., the Guarantee Amount) on the date of withdrawal is $16,341.78 at each anniversary; and

          (4) no transfers, additional Purchase Payments, or other withdrawals have been made.


     The Guarantee Amount of $16,341.78 reflects deductions for Contract Administration Charges at each anniversary. Since the withdrawal is effected in the Purchase Payment's 7th Contribution Year, no Withdrawal Charge is applicable.


    EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years (2 1/2 years rounded up to the next full year) is 8%:

          The MVA factor =  [(1 + I)/(1 + J + .0025)]N/12 -1

                         =  [(1.07)/(1.08 + .0025)](30/12) -1

                         =  (0.988453)2.5 -1

                         =  0.971381-1

                         =  -0.028619

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                     MVA = $4,000 X (-0.028619) = -$114.48

          $114.48 represents the MVA that will be deducted from the remaining accumulated value.

    EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal, the Current Interest Rate for a new Guarantee Period of 3 years is 6%:

          The MVA factor =  [(1 + I)/(1 + J + .0025)]N/12 -1

                         =  [(1.07)/(1.06 +.0025)](30/12) -1

                         =  (1.007059)2.5 -1

                         =  1.017741-1

                         =  +0.017741

          The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:

                          $4,000 X 0.017741 = +$70.96


          $70.96 represents the MVA that would be added to the amount withdrawn.


PART 3 -- GENERAL ACCOUNT -- EXAMPLE OF FULL WITHDRAWAL WITH MVA AND WITHDRAWAL CHARGE


     Assume the same facts as in Part 2, above, except that under assumption (2) a complete withdrawal is requested with 4 1/2 years (54 months) remaining in the Guarantee Period (i.e., N = 54). The Guarantee Amount on the date of withdrawal is $14,329.65. As was the case with the Examples in Part 1, above, the earnings may be withdrawn free of Withdrawal Charge, leaving the initial Purchase Payment of $10,000 subject to the Charge. The applicable Withdrawal Charge, from the table on page 18 of the prospectus, is 2% or $200.


     EXAMPLE OF A NEGATIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 8%:

          The MVA factor = [(1 + I)/(1 + J + .0025)]N/12 -1
                         = [(1.07)/(1.08 + .0025)](54/12) -1
                         = (0.988453)4.5 -1
                         = 0.949077-1
                         = -0.050923

          The Withdrawal Charge of $200 is applied first; the MVA factor is applied against the remaining Guarantee Amount:

          MVA = ($14,329.65 - $200) X (-0.050923) = -$719.52

          The net amount available upon withdrawal is the Guarantee Amount reduced by the Withdrawal Charge, the MVA and the Contract Administration
     Charge:

          $14,329.65 - $200 - $719.52 - $30 = $13,380.13

     EXAMPLE OF A POSITIVE MVA:

          Assume that on the date of withdrawal the Current Interest Rate for a new Guarantee Period of 5 years is 6%:

          The MVA factor = [(1 + I)/(1 + J + .0025)]N/12 - 1
                         = [(1.07)/(1.06 + .0025)](54/12) - 1
                         = (1.007059)4.5 - 1
                         = 1.032159 - 1
                         = +0.032159

          The MVA is:

           ($14,329.65 - $200) X (+0.032159) = +$454.40

          And the net amount available upon surrender is:

           $14,329.65 - $200 + $454.40 - $30 = $14,554.05

                                   APPENDIX B


                       SAMPLE DEATH BENEFIT COMPUTATIONS

     Assume P purchases a Contract on January 1, 1989, with an initial Purchase Payment of $100,000. P's Contract Value, which includes estimated investment activity and which does not reflect actual past or anticipated future earnings, experiences the following transactions:

       DATE                 TRANSACTION             AMOUNT      CONTRACT VALUE
-------------------  --------------------------    --------     --------------
January 1, 1989      Purchase Payment              $100,000        $100,000
May 10, 1989         Purchase Payment              $ 25,000        $126,000
July 20, 1990        Partial Withdrawal            $ 20,000        $120,000
October 20, 1991     Purchase Payment              $ 25,000        $127,000
March 17, 1992       Partial Annuitization         $ 50,000        $ 75,000
February 13, 1993    Partial Withdrawal            $ 10,000        $ 62,000
April 11, 1994       Purchase Payment              $100,000        $165,000
September 9, 1995    Purchase Payment              $ 10,000        $177,000
JANUARY 1, 1996      [7th Contract anniversary]                    $181,000
February 15, 1996    Purchase Payment              $ 20,000        $180,000
December 19, 1996    Partial Withdrawal            $ 30,000        $145,000
JANUARY 1, 1997      [8th Contract anniversary]                    $170,000
September 12, 1997   Partial Annuitization         $ 50,000        $160,000
December 24, 1997    Purchase Payment              $ 75,000        $170,000
JANUARY 1, 1998      [9th Contract anniversary]                    $185,000
September 9, 1998                                                  $190,000

EXAMPLE 1 -- P DIES ON JANUARY 1, 1996

     Since P's death did not occur after the 7th Contract anniversary, the guaranteed benefit at P's death would be the greater of the Contract Value on January 1, 1996 ($181,000) or the total amount of Purchase Payments, less withdrawals or annuitizations as of January 1, 1996 ($180,000) under the terms of the standard Death Benefit.

     Consequently, the Death Benefit payable on January 1, 1996 is $181,000.

EXAMPLE 2 -- P DIES ON JANUARY 1, 1997

     The guaranteed benefit at P's death would be $170,000 under the terms of the standard Death Benefit.

     In addition, since P's death occurred after the 7th Contract anniversary, the Contract provides for an enhanced Death Benefit if such is greater than the standard Death Benefit. Under the terms of the enhanced Death Benefit, the guaranteed benefit at P's death would be $171,000, representing the greater of
(a) or (b) below.

(a) Contract Value on the Contract        (b) Death Benefit on the Contract
    anniversary immediately preceding         anniversary immediately
    date of death (January 1, 1996),          preceding date of death
    plus any purchase payments and            (January 1, 1996), plus any
    less any withdrawals or                   purchase payments and less any
    annuitizations since that                 withdrawals or annuitizations
    Contract anniversary.                     since that Contract anniversary.

    The Contract Value on January 1,          As shown in Example 1, the Death
    1996 was $181,000. Since that date,       Benefit that would have been
    P made a $20,000 Purchase Payment         payable on January 1, 1996 was
    and withdrew $30,000.                     $181,000. Since that date, P made
                                              a $20,000 Purchase Payment and
                                              withdrew $30,000.

    $181,000 + $20,000 - $30,000              $181,000 + $20,000 - $30,000
    = $171,000                                = $171,000

     Consequently, the Death Benefit payable on January 1, 1997 is $171,000.

EXAMPLE 3 -- P DIES ON JANUARY 1, 1998

     The guaranteed benefit at P's death would be $195,000 under the terms of the standard Death Benefit.

     The enhanced Death Benefit would be $196,000, representing the greater of
(a) or (b) below.

(a) Contract Value on January 1, 1997     (b) Death Benefit payable on
    was $170,000. Since that date,            January 1, 1997 was $171,000
    P annuitized $50,000 and made a           (as shown in Example 2). Since
    $75,000 Purchase Payment.                 that date, P annuitized $50,000
                                              and made a $75,000 Purchase
                                              Payment.

    $170,000 - $50,000 + $75,000              $171,000 - $50,000 + $75,000
    = $195,000                                = $196,000

     Consequently, the Death Benefit payable on January 1, 1998 is $196,000.

EXAMPLE 4 -- P DIES ON SEPTEMBER 9, 1998

     The guaranteed benefit at P's death would be $195,000 under the terms of the standard Death Benefit.

     The enhanced Death Benefit would be $196,000, representing the greater of
(a) or (b) below.

(a) Contract Value on January 1,          (b) Death Benefit payable on
    1998 was $185,000.                        January 1, 1998 (as shown
                                              in Example 3).

     Since there were no transactions subsequent to January 1, 1998 in P's Contract, the Death Benefit payable on September 9, 1998 is $196,000.

------------------------------
------------------------------
------------------------------                                           Stamp

                       FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       ANNUITY SERVICE CENTER


                       P.O. BOX 54299


                       LOS ANGELES, CA 90054-0299

Please forward a copy, without charge, of the Statement of Additional Information concerning Polaris to:

              (Please print or type and fill in all information.)



------------------------------------------------------------------------------
  Name

------------------------------------------------------------------------------
  Address

------------------------------------------------------------------------------
  City/State/Zip

------------------------------------------------------------------------------


Date:                            Signed:
     -----------------------             -------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                 Fixed and Variable Deferred Annuity Contracts
                                   issued by

                          FS VARIABLE SEPARATE ACCOUNT


              Depositor:  FIRST SUNAMERICA LIFE INSURANCE COMPANY





This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                    First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299





            THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                January 31, 1996

                               TABLE OF CONTENTS



                                                                    Page
                                                                    ----
Performance Data....................................................3

Annuity Unit Values; Annuity Payments...............................7

Distribution of Contracts...........................................10

Financial Statements................................................11

                                PERFORMANCE DATA

         From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a Contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.
Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any Withdrawal Charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Certificate of average size.

         In addition, the Separate Account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the Contract at the end of the period). Recurring Contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Cash Management Portfolio. The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

         For periods starting prior to the date the Contracts were first offered to the public, the total return data for the Capital Appreciation, Growth, Natural Resources and the Government and Quality Bond Portfolios of the Separate Account will be derived from the performance of the corresponding Portfolios of the Anchor Trust, modified to reflect the charges and expenses as if the Separate Account Portfolio had been in existence since the inception date of each respective Anchor Trust Portfolio. Thus, such performance figures should not be construed to be actual historic performance of the relevant Separate Account Portfolio. Rather, they are intended to indicate the historic performance of the four corresponding Portfolios of the Anchor Trust, adjusted to provide direct comparability to the performance of the Portfolios after the date the Contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the Contracts). The Capital Appreciation, Growth, Natural Resources and Government and Quality Bond Portfolios of Anchor Trust have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with Variable Contracts not having the same fee and charge schedules as those imposed under the Contracts.

         Performance data for the various Portfolios are computed in the manner described below.

Cash Management Portfolio


         The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending November 30, 1995 were 4.19% and 4.27%, respectively.


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                 Base Period Return = (EV-SV)/(SV)

         where:

                 SV = value of one Accumulation Unit at the start of a 7 day period

                 EV = value of one Accumulation Unit at the end of the 7 day period

         The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the Underlying Fund attributed to the Unit over the period, and (2) subtracting, from the result, the sum of (a) the portion of the annual Mortality and Expense Risk and Distribution Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365), and (b) a prorated portion of the annual Administrative Expense Charge of $35 per Contract. The Administrative Expense Charge is first allocated among the Portfolios and the General Account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of Participants' accounts that have money allocated to that Portfolio. The Charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Certificates funded by the Cash Management Portfolio.
Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                 Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

         Effective Yield = [(Base Period Return + 1) to the 365/7 power - 1].

         Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Participant's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

         Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Portfolios

         The Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return".

         The total returns of the various Portfolios since each Portfolio's inception date are shown below, both with and without an assumed complete redemption at the end of the period.

                      TOTAL ANNUAL RETURN (IN PERCENT) FOR
                       PERIOD ENDING ON NOVEMBER 30, 1995
                        (RETURN WITH/WITHOUT REDEMPTION)


                          Inception            Since
Portfolio                   Date             Inception
---------                 ---------          ---------
   Anchor Trust
   ------------
Capital Appreciation      4/6/95           17.92/24.92
Growth                    4/6/95           10.43/17.43
Natural Resources         5/30/95          -1.13/ 5.87
Gov't & Quality Bond      5/3/95            2.00/ 9.00

   SunAmerica Trust
   ----------------
Int'l Diversified
  Equities                4/12/95          -0.53/ 6.47
Global Equities           5/22/95           1.41/ 8.41
Alliance Growth           4/6/95           26.95/33.95
Growth/Phoenix
  Investment Counsel      4/6/95           13.75/20.75
Provident Growth          4/6/95           14.53/21.53
Venture Value             4/6/95           15.56/22.56
Growth-Income             4/12/95          12.38/19.38
Asset Allocation          4/24/95           4.85/11.85
Balanced/Phoenix
  Investment Counsel      5/8/95            6.10/13.10
Worldwide High Income     5/2/95            5.16/12.16
High-Yield Bond           5/8/95           -4.31/ 2.69
Global Bond               5/2/95            0.94/ 7.94
Fixed Income              4/12/95           1.64/ 8.64


         Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Certificate funded by that Portfolio made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                 P(1+T) to the nth power = ERV

         where:  P =      a hypothetical initial payment of $1,000
                 T =      average annual total return
                 n =      number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

         The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of Administrative Expense charges on a particular Participant's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                     ANNUITY UNIT VALUES; ANNUITY PAYMENTS

Net Investment Factor

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one Valuation Date to the next. The NIF may be greater or less than or equal to one (1.000); therefore, the value of an Annuity Unit Value may increase, decrease or remain the same.

         The NIF for a Portfolio for a given Valuation Period is a measure of the net investment performance of the Portfolio from the end of the prior Valuation Period to the end of the given Period. A NIF of 1.000 for a Period results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the Underlying Fund in which the Portfolio invests; it is also reduced by Separate Account asset charges.

         The NIF for any Portfolio for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

         (a) is the net result of:

                 (1) the net asset value of an Underlying Fund share held in the Portfolio determined as of the Valuation Date at the end of the Valuation Period, plus

                 (2) the per share amount of any dividend or other distribution declared by the Underlying Fund if the "ex-dividend" date occurs during the Valuation Period, plus or minus

                 (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Portfolio (no federal income taxes are applicable under present law);

         (b) is the net asset value of the Underlying Fund share held in the Portfolio determined as of the Valuation Date at the end of the preceding Valuation Period; and

         (c) is the asset charge factor determined by the Company for the valuation Period to reflect the charges for assuming the mortality and expense risks and the distribution expenses.

         Illustrative Example

         Assume that one share of a given Portfolio's Underlying Fund had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The NIF for the Valuation Period (ending on Tuesday's close of the NYSE) is:

                     NIF  = ($11.46/$11.44) - 0.00004133
                          = 1.00174825 - 0.00004133
                          = 1.00170692

         The amount subtracted from the ratio of the two net asset values (0.00004133) is the daily equivalent of the annual asset charge against the Portfolio of 1.52%.

Annuity Unit Value

         The value of an Annuity Unit is determined independently for each Portfolio, but was initially set at the then current Portfolio values.

         The annuity tables contained in the Contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.5%, Variable Annuity payments derived from allocations to that Portfolio will increase over time. If the net investment rate equals 3.5%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

         For each Portfolio, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the NIF for the Valuation Period for which the Annuity Unit Value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the Contract.

         Illustrative Example

         The change in Annuity Unit value for a Portfolio from one Valuation Date to the next is determined in part by multiplying the Annuity Unit value on the prior date by the Net Investment Factor for that Portfolio for that Valuation Period. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the Net Investment Factor) were equal to the assumed investment rate, the Variable Annuity payments should remain constant (i.e., the Annuity Unit value should not change). The daily factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                 1/[(1.035) to the (1/365) power] = 0.99990575

         In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on Monday, the Annuity Unit value on Tuesday would have been:

               $10.103523 x 1.00170692 x 0.99990575 = $10.119815

Variable Annuity Payments

         Illustrative Example

         Assume that a male Participant, P, owns a Certificate in connection with which P has allocated all of his Contract Value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his Certificate under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value at that Valuation Date is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio at the same Valuation Date is $13.256932, and that the Annuity Unit value on the Valuation Date immediately prior to the second annuity payment date is $13.327695.

         P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied Contract Value, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's Account Value by $1,000:

                 First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his account to another account) is also determined at this time and is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

         P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                 Second Payment = 47.593968 x $13.327695 = $634.32

         The third and subsequent Variable Annuity payments are computed in a manner similar to the second Variable Annuity payment.

         Note that the amount of the first Variable Annuity payment depends on the Contract Value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Period. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Period (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Annuity Period is reflected in continuing changes during the Period in the Annuity Unit value, which determines the amounts of the second and subsequent Variable Annuity payments.

                          DISTRIBUTION OF CONTRACTS

         The Contracts are offered through the distributor for the Separate Account, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         For the period from inception to November 30, 1995, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $355,597, of which $28,455 was retained by it.

         Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS

         The financial statements of the Company as of September 30, 1995 and 1994 and for each of the three years in the period ended September 30, 1995 are presented in the prospectus. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the Contracts. The financial statements of FS Variable Separate Account as of November 30, 1995 and for the period from inception to November 30, 1995 are included in this Statement of Additional Information.

         Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                          FS VARIABLE SEPARATE ACCOUNT

                                       OF

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                               NOVEMBER 30, 1995

                       REPORT OF INDEPENDENT ACCOUNTANTS


January 22, 1996


To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Separate Account


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at November 30, 1995, and the results of their operations and the changes in their net assets for the period from inception (April 6, 1995) to November 30, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at November 30, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

                         FS VARIABLE SEPARATE ACCOUNT
                                       OF
                   FIRST SUNAMERICA LIFE INSURANCE COMPANY

                           STATEMENT OF NET ASSETS
                              NOVEMBER 30, 1995


                                                                                          International
                                         Capital                 Natural  Government and    Diversified      Global    Alliance
                                    Appreciation      Growth   Resources    Quality Bond       Equities    Equities      Growth
                                       Portfolio   Portfolio   Portfolio       Portfolio      Portfolio   Portfolio   Portfolio
                                    -------------------------------------------------------------------------------------------
Assets:
  Investments in Anchor Series
     Trust, at market value             $746,192    $196,314     $57,178        $432,338       $      0    $      0    $      0


  Investments in SunAmerica Series
     Trust, at market value                    0           0           0               0        584,588     346,075     817,196

Liabilities                                    0           0           0               0              0           0           0
                                        ---------------------------------------------------------------------------------------

Net Assets                              $746,192    $196,314     $57,178        $432,338       $584,588    $346,075    $817,196
                                        =======================================================================================

Accumulation units outstanding            52,583      15,156       5,306          37,576         58,058      26,604      52,943
                                        =======================================================================================

Unit value of accumulation units          $14.19      $12.95      $10.78          $11.51         $10.07      $13.01      $15.44
                                        =======================================================================================




                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF NET ASSETS
                               NOVEMBER 30, 1995
                                  (CONTINUED)






                                 Growth/                                                               Balanced/
                                 Phoenix                                                                 Phoenix
                              Investment  Provident        Venture       Growth-          Asset       Investment       Worldwide
                                 Counsel     Growth          Value        Income     Allocation          Counsel     High Income
                               Portfolio  Portfolio      Portfolio     Portfolio      Portfolio        Portfolio       Portfolio
                              --------------------------------------------------------------------------------------------------
Assets:
  Investments in Anchor
     Series Trust, at
     market value             $      0     $      0     $        0      $      0       $      0         $      0       $       0


  Investments in SunAmerica
     Series Trust,
     at market value           294,313      402,674      1,510,906       602,738        768,528          513,587         244,980

Liabilities                          0            0              0             0              0                0               0
                              --------------------------------------------------------------------------------------------------
Net Assets                    $294,313     $402,674     $1,510,906      $602,738       $768,528         $513,587        $244,980
                              ==================================================================================================
Accumulation units
    outstanding                 22,973       31,960        113,664        45,266         60,824           41,654          21,556
                              ==================================================================================================
Unit value of accumulation
    units                       $12.81       $12.60         $13.29        $13.32         $12.64           $12.33          $11.36
                              ==================================================================================================








                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF NET ASSETS
                               NOVEMBER 30, 1995
                                  (CONTINUED)

                                                           High-Yield        Global          Fixed          Cash
                                                                 Bond          Bond         Income    Management
                                                            Portfolio     Portfolio      Portfolio     Portfolio          TOTAL
                                                       ------------------------------------------------------------------------
Assets:
  Investments in Anchor Series Trust,
     at market value                                       $        0    $        0      $       0    $        0     $1,432,022

  Investments in SunAmerica Series Trust,
     at market value                                          467,489       136,288         59,573       637,848      7,386,783

Liabilities                                                         0             0              0             0              0
                                                       ------------------------------------------------------------------------

Net Assets                                                   $467,489      $136,288        $59,573      $637,848     $8,818,805
                                                       ========================================================================


Accumulation units outstanding                                 40,706        12,162          5,375        59,731
                                                       =========================================================

Unit value of accumulation units                               $11.48        $11.20         $11.10        $10.67
                                                       =========================================================






                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995



                                                                Market Value              Market
Variable Accounts                                  Shares          Per Share               Value             Cost
-----------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio                   32,297             $23.10          $  746,192       $  710,217
  Growth Portfolio                                 10,118              19.40             196,314          198,897
  Natural Resources Portfolio                       3,824              14.95              57,178           57,583
  Government and Quality Bond Portfolio            30,828              14.02             432,338          433,935
                                                                                      ---------------------------
                                                                                       1,432,022        1,400,632
                                                                                      ---------------------------
SUNAMERICA SERIES TRUST:
  International Diversified Equities Portfolio     57,609              10.15             584,588          573,475
  Global Equities Portfolio                        26,502              13.06             346,075          336,887
  Alliance Growth Portfolio                        52,280              15.63             817,196          765,226
  Growth/Phoenix Investment Counsel Portfolio      22,404              13.14             294,313          277,777
  Provident Growth Portfolio                       30,740              13.10             402,674          386,306
  Venture Value Portfolio                         112,200              13.47           1,510,906        1,413,463
  Growth-Income Portfolio                          43,952              13.71             602,738          564,990
  Asset Allocation Portfolio                       60,337              12.74             768,528          737,784
  Balanced/Phoenix Investment Counsel Portfolio    41,157              12.48             513,587          483,351
  Worldwide High Income Portfolio                  21,458              11.42             244,980          240,860
  High-Yield Bond Portfolio                        44,411              10.53             467,489          457,522
  Global Bond Portfolio                            12,371              11.02             136,288          131,691
  Fixed Income Portfolio                            5,506              10.82              59,573           57,923
  Cash Management Portfolio                        59,637              10.70             637,848          628,913
                                                                                      ---------------------------
                                                                                       7,386,783        7,056,168
                                                                                      ---------------------------
                                                                                      $8,818,805       $8,456,800
                                                                                      ===========================





                See accompanying notes to financial statements.

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
                   FIRST SUNAMERICA LIFE INSURANCE COMPANY

                           STATEMENT OF OPERATIONS
      FOR THE PERIOD FROM INCEPTION (APRIL 6, 1995) TO NOVEMBER 30, 1995


                                                                                            International
                                         Capital                 Natural   Government and     Diversified      Global   Alliance
                                    Appreciation      Growth   Resources     Quality Bond        Equities    Equities     Growth
                                       Portfolio   Portfolio   Portfolio        Portfolio       Portfolio   Portfolio  Portfolio
                                    --------------------------------------------------------------------------------------------
Investment income:
  Dividends and capital gain
  distributions                        $ 4,866       $17,402     $1,129        $18,695       $       0     $      0   $      0
                                       -----------------------------------------------------------------------------------------

    Total investment income              4,866        17,402      1,129         18,695               0            0          0
                                       -----------------------------------------------------------------------------------------

Expenses:
  Mortality risk charge                 (1,745)         (606)      (140)        (1,208)         (1,521)        (745)    (1,890)
  Expense risk charge                     (599)         (208)       (48)          (414)           (522)        (256)      (649)
  Distribution expense charge             (256)          (89)       (21)          (178)           (224)        (109)      (278)
                                       -----------------------------------------------------------------------------------------
    Total expenses                      (2,600)         (903)      (209)        (1,800)         (2,267)      (1,110)    (2,817)
                                       -----------------------------------------------------------------------------------------
Net investment income (loss)             2,266        16,499        920         16,895          (2,267)      (1,110)    (2,817)
                                       -----------------------------------------------------------------------------------------
Realized gains (losses) from
  securities transactions:
    Proceeds from shares sold            3,354           640        332          2,612         103,158       23,247     10,800
    Cost of shares sold                 (3,017)         (640)      (338)        (2,675)       (101,320)     (22,791)   (10,181)
                                       -----------------------------------------------------------------------------------------
Net realized gains (losses) from
  securities transactions                  337             0         (6)           (63)          1,838          456        619
                                       -----------------------------------------------------------------------------------------
Net unrealized appreciation/
  depreciation of investments:
    Beginning of period                      0             0          0              0               0            0          0
    End of period                       35,975        (2,583)      (405)        (1,597)         11,113        9,188     51,970
                                       -----------------------------------------------------------------------------------------
Change in net unrealized
  appreciation/depreciation
  of investments                        35,975        (2,583)      (405)        (1,597)         11,113        9,188     51,970
                                       -----------------------------------------------------------------------------------------
Increase in net assets from
  operations                           $38,578       $13,916     $  509        $15,235       $  10,684     $  8,534   $ 49,772
                                       =========================================================================================






                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          STATEMENT OF OPERATIONS
        FOR THE PERIOD FROM INCEPTION (APRIL 6, 1995) TO NOVEMBER 30, 1995
                                  (CONTINUED)

                                 Growth/Phoenix                                                     Balanced/Phoenix
                                     Investment   Provident     Venture      Growth-         Asset        Investment      Worldwide
                                        Counsel      Growth       Value       Income    Allocation           Counsel    High Income
                                      Portfolio   Portfolio   Portfolio    Portfolio     Portfolio         Portfolio      Portfolio
                                 --------------------------------------------------------------------------------------------------
Investment income:
  Dividends and capital
    gains distributions               $      0     $     0     $     0      $     0       $     0           $     0         $    0
                                 --------------------------------------------------------------------------------------------------
     Total investment income                 0           0           0            0             0                 0              0
                                 --------------------------------------------------------------------------------------------------
Expenses:
  Mortality risk charge                   (606)       (968)     (4,146)      (1,439)       (2,009)           (1,300)          (457)
  Expense risk charge                     (208)       (332)     (1,423)        (494)         (689)             (446)          (157)
  Distribution expense charge              (89)       (142)       (609)        (212)         (296)             (191)           (67)
                                 --------------------------------------------------------------------------------------------------
     Total expenses                       (903)     (1,442)     (6,178)      (2,145)       (2,994)           (1,937)          (681)
                                 --------------------------------------------------------------------------------------------------
Net investment income (loss)              (903)     (1,442)     (6,178)      (2,145)       (2,994)           (1,937)          (681)
                                 --------------------------------------------------------------------------------------------------
Realized gains (losses) from
 securities transactions:
  Proceeds from shares sold             10,787       1,326       1,136        2,275        98,803            79,921            511
  Cost of shares sold                  (10,569)     (1,241)     (1,079)      (2,188)      (97,432)          (78,271)          (503)
                                 --------------------------------------------------------------------------------------------------
Net realized gains (losses)
  from securities transactions             218          85          57           87         1,371             1,650              8
                                 --------------------------------------------------------------------------------------------------
Net unrealized appreciation/
  depreciation of investments:
  Beginning of period                        0           0           0            0             0                 0              0
  End of period                         16,536      16,368      97,443       37,748        30,744            30,236          4,120
                                 --------------------------------------------------------------------------------------------------
Change in net unrealized
  appreciation/depreciation
  of investments                        16,536      16,368      97,443       37,748        30,744            30,236          4,120
                                 --------------------------------------------------------------------------------------------------
Increase in net assets
  from operations                     $ 15,851     $15,011     $91,322      $35,690       $29,121           $29,949         $3,447
                                 ==================================================================================================







                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
        FOR THE PERIOD FROM INCEPTION (APRIL 6, 1995) To NOVEMBER 30, 1995
                                  (CONTINUED)


                                                           High-Yield        Global          Fixed             Cash
                                                                 Bond          Bond         Income       Management
                                                            Portfolio     Portfolio      Portfolio        Portfolio        TOTAL
                                                           ---------------------------------------------------------------------
Investment income:
  Dividends and capital gains distributions                   $     0        $    0      $       0        $       0  $    42,092
                                                           ---------------------------------------------------------------------

     Total investment income                                        0             0              0                0       42,092
                                                           ---------------------------------------------------------------------

Expenses:
  Mortality risk charge                                          (996)         (289)          (222)          (3,120)     (23,407)
  Expense risk charge                                            (342)          (99)           (76)          (1,070)      (8,032)
  Distribution expense charge                                    (146)          (42)           (33)            (459)      (3,441)
                                                           ---------------------------------------------------------------------

     Total expenses                                            (1,484)         (430)          (331)          (4,649)     (34,880)
                                                           ---------------------------------------------------------------------

Net investment income (loss)                                   (1,484)         (430)          (331)          (4,649)       7,212
                                                           ---------------------------------------------------------------------

Realized gains (losses) from securities transactions:
  Proceeds from shares sold                                     2,813           587        177,216          926,533    1,446,051
  Cost of shares sold                                          (2,777)         (574)      (175,909)        (918,943)  (1,430,448)
                                                           ---------------------------------------------------------------------

Net realized gains (losses) from securities transactions           36            13          1,307            7,590       15,603
                                                           ---------------------------------------------------------------------

Net unrealized appreciation/depreciation of investments:
  Beginning of period                                               0             0              0                0            0
  End of period                                                 9,967         4,597          1,650            8,935      362,005
                                                           ---------------------------------------------------------------------

Change in net unrealized appreciation/depreciation
  of investments                                                9,967         4,597          1,650            8,935      362,005
                                                           ---------------------------------------------------------------------

Increase in net assets from operations                        $ 8,519        $4,180      $   2,626        $  11,876  $   384,820
                                                           =====================================================================






                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY


                       STATEMENT OF CHANGES IN NET ASSETS
          FOR THE PERIOD FROM INCEPTION (APRIL 6, 1995) TO NOVEMBER 30, 1995




                                                                                  Government  International
                                               Capital                 Natural           and    Diversified      Global    Alliance
                                          Appreciation      Growth   Resources  Quality Bond       Equities    Equities      Growth
                                             Portfolio   Portfolio   Portfolio     Portfolio      Portfolio   Portfolio   Portfolio
                                         ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                $  2,266    $ 16,499     $   920      $ 16,895      $  (2,267)    $(1,110)   $ (2,817)
  Net realized gains (losses)
    from securities transactions                   337           0          (6)          (63)         1,838         456         619
  Change in net unrealized appreciation/
    depreciation of investments                 35,975      (2,583)       (405)       (1,597)        11,113       9,188      51,970
                                         ------------------------------------------------------------------------------------------

     Increase in net assets
       from operations                          38,578      13,916         509        15,235         10,684       8,534      49,772
                                         ------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                 603,264     123,939      40,106       293,439        453,818     306,248     631,298
  Cost of units redeemed                        (1,491)          0        (170)            0           (616)     (1,466)          0
  Net transfers                                105,841      58,459      16,733       123,664        120,702      32,759     136,126
                                         ------------------------------------------------------------------------------------------

     Increase in net assets
       from capital transactions               707,614     182,398      56,669       417,103        573,904     337,541     767,424
                                         ------------------------------------------------------------------------------------------

Increase in net assets                         746,192     196,314      57,178       432,338        584,588     346,075     817,196
Net assets at beginning of period                    0           0           0             0              0           0           0
                                         ------------------------------------------------------------------------------------------

Net assets at end of period                   $746,192    $196,314     $57,178      $432,338       $584,588    $346,075    $817,196
                                         ==========================================================================================

ANALYSIS OF INCREASE (DECREASE) IN
  UNITS OUTSTANDING:
Units sold                                      44,806      10,253       3,756        26,469         45,880      24,097      43,439
Units redeemed                                    (107)          0         (16)          0              (62)       (115)          0
Units transferred                               7 ,884       4,903       1,566        11,107         12,240       2,622       9,504
                                         ------------------------------------------------------------------------------------------

Increase in units outstanding                   52,583      15,156       5,306        37,576         58,058      26,604      52,943
Beginning units                                      0           0           0             0              0           0           0
                                         -----------------------------------------------------------------------------------------
Ending units                                    52,583      15,156       5,306        37,576         58,058      26,604      52,943
                                         ==========================================================================================



                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
        FOR THE PERIOD FROM INCEPTION (APRIL 6, 1995) TO NOVEMBER 30, 1995
                                  (CONTINUED)



                                 Growth/Phoenix                                                     Balanced/Phoenix
                                     Investment   Provident     Venture      Growth-         Asset        Investment      Worldwide
                                        Counsel      Growth       Value       Income    Allocation           Counsel    High Income
                                      Portfolio   Portfolio   Portfolio    Portfolio     Portfolio         Portfolio      Portfolio
                                 --------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS:
From operations:
  Net investment income (loss)       $   (903)     $(1,442)    $(6,178)     $(2,145)      $(2,994)          $(1,937)      $   (681)
  Net realized gains (losses)
    from securities
    transactions                          218           85          57           87         1,371             1,650              8
  Change in net unrealized
    appreciation/depreciation
    of investments                     16,536       16,368      97,443       37,748        30,744            30,236          4,120
                                 --------------------------------------------------------------------------------------------------
     Increase in net assets
        from operations                15,851       15,011      91,322       35,690        29,121            29,949          3,447
                                 --------------------------------------------------------------------------------------------------
From capital transactions:
  Net proceeds from units
    sold                              254,342      244,599   1,080,358      468,499       633,888           430,161        102,352
  Cost of units redeemed                 (307)        (518)       (358)      (2,650)       (1,659)             (451)          (176)
  Net transfers                        24,427      143,582     339,584      101,199       107,178            53,928        139,357
                                 --------------------------------------------------------------------------------------------------
     Increase in net assets
        from capital
        transactions                  278,462      387,663   1,419,584      567,048       739,407           483,638        241,533
                                 --------------------------------------------------------------------------------------------------
Increase in net assets                294,313      402,674   1,510,906      602,738       768,528           513,587        244,980
Net assets at beginning
  of period                                 0            0           0            0             0                 0              0
                                 --------------------------------------------------------------------------------------------------
Net assets at end of period          $294,313     $402,674  $1,510,906     $602,738      $768,528          $513,587       $244,980
                                 ==================================================================================================
ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
Units sold                             20,902       20,095      86,388       37,489        52,229            37,058          9,170
Units redeemed                            (24)         (42)        (28)        (214)         (135)              (38)           (16)
Units transferred                       2,095       11,907      27,304        7,991         8,730             4,634         12,402
                                 --------------------------------------------------------------------------------------------------
Increase in units
  outstanding                          22,973       31,960     113,664       45,266        60,824            41,654         21,556
Beginning units                             0            0           0            0             0                 0              0
                                 --------------------------------------------------------------------------------------------------
Ending units                           22,973       31,960     113,664       45,266        60,824            41,654         21,556
                                 ==================================================================================================






                See accompanying notes to financial statements.

                         FS VARIABLE SEPARATE ACCOUNT
                                      OF
                   FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS
      FOR THE PERIOD FROM INCEPTION (APRIL 6, 1995) TO NOVEMBER 30, 1995
                                 (CONTINUED)



                                                              High-Yield        Global         Fixed           Cash
                                                                    Bond          Bond        Income     Management
                                                               Portfolio     Portfolio     Portfolio      Portfolio          TOTAL
                                                             ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)                                  $ (1,484)     $   (430)     $   (331)    $   (4,649)    $    7,212
  Net realized gains (losses) from securities transactions            36            13         1,307          7,590         15,603
  Change in net unrealized appreciation/depreciation
    of investments                                                 9,967         4,597         1,650          8,935        362,005
                                                             ---------------------------------------------------------------------

     Increase in net assets from operations                        8,519         4,180         2,626         11,876        384,820
                                                             ---------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold                                   305,078       112,095       120,469      1,544,123      7,748,076
  Cost of units redeemed                                          (1,491)            0             0         (2,115)       (13,468)
  Net transfers                                                  155,383        20,013       (63,522)      (916,036)       699,377
                                                             ---------------------------------------------------------------------

     Increase in net assets from capital transactions            458,970       132,108        56,947        625,972      8,433,985
                                                             ---------------------------------------------------------------------

Increase in net assets                                           467,489       136,288        59,573        637,848      8,818,805
Net assets at beginning of period                                      0             0             0              0              0
                                                             ---------------------------------------------------------------------

Net assets at end of period                                     $467,489      $136,288      $ 59,573     $  637,848     $8,818,805
                                                             =====================================================================

ANALYSIS OF INCREASE (DECREASE) IN UNITS
  OUTSTANDING:
Units sold                                                        27,010        10,323        11,471        146,481
Units redeemed                                                      (132)            0             0           (201)
Units transferred                                                 13,828         1,839        (6,096)       (86,549)
                                                             ------------------------------------------------------
Increase in units outstanding                                     40,706        12,162         5,375         59,731
Beginning units                                                        0             0             0              0
                                                             ------------------------------------------------------

Ending units                                                      40,706        12,162         5,375         59,731
                                                             ======================================================






                See accompanying notes to financial statements.

                See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS




1.               SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                 FS Variable Separate Account of First SunAmerica Life Insurance Company (the "Separate Account") is a segregated investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

                 The Separate Account is composed of eighteen variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested in the shares of either (1) one of the four currently available investment portfolios of Anchor Series Trust ("Anchor Trust") or (2) one of the fourteen currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (the "Trusts") are each diversified, open-end, affiliated investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The contractholder may elect to have payments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the contractholder to the eighteen Variable Accounts and do not include balances allocated to the General Account.

                 The Variable Accounts became initially available for sale on March 1, 1995. The inception dates for the eighteen individual funds were as follows: April 6, 1995 for the Growth, Capital Appreciation, Venture Value, Provident Growth, Growth/Phoenix Investment Counsel and Alliance Growth funds; April 12, 1995 for the Fixed Income, Growth-Income and International Diversified Equities funds; April 24, 1995 for the Asset Allocation fund; April 27, 1995 for the Cash Management fund; May 2, 1995 for the Global Bond and Worldwide High Income funds; May 3, 1995 for the Government and Quality Bond fund; May 8, 1995 for the Balanced/Phoenix Investment Counsel fund; May 22, 1995 for the Global Equities fund; and May 30, 1995 for the Natural Resources fund.

                 The investment objectives and policies of the four portfolios of the Anchor Trust are summarized below:

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


1.               SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


                 CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

                 GROWTH PORTFOLIO seeks long-term capital appreciation through investment in growth equity securities. This portfolio may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

                 NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

                 GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's Investor Service, Inc. or AA or better by Standard & Poor's Corporation.

                 Anchor Trust has portfolios in addition to those identified above. However, none of these other portfolios is currently available for investment under the Separate Account.

                 The investment objectives and policies of the fourteen portfolios of the SunAmerica Trust are summarized below:

                 INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing in accordance with country weightings as determined by the investment adviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

                 GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS



1.               SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


                 characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

                 ALLIANCE GROWTH, GROWTH/PHOENIX INVESTMENT COUNSEL, PROVIDENT GROWTH AND VENTURE VALUE PORTFOLIOS each seek long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

                 GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

                 ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

                 BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

                 WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.

                 HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS



1.               SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)


                 GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high-quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

                 FIXED INCOME PORTFOLIO seeks a high total return with only moderate price risk by investing primarily in investment grade, fixed-income securities.

                 CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

                 Investments in the variable portfolios of the Trusts are valued at the net asset value of the shares of the designated portfolio of the Trust. Securities transactions are valued on the date the securities are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

                 Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.


2.               CHARGES AND DEDUCTIONS

                 Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

                 WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. There is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments made more than one year prior to the date of withdrawal that remain subject to the withdrawal charge and that have not previously been withdrawn. Should a withdrawal exceed the free withdrawal

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS



2.               CHARGES AND DEDUCTIONS (continued)


                 amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

                 Withdrawal charges vary in amount depending upon the contract year in which the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to purchase payments on a first-in, first-out basis so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

                 Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:


                          Contribution                                  Applicable Withdrawal
                               Year                                       Charge Percentage
                          --------------                               -----------------------
                          Zero                                                 7%
                          First                                                6%
                          Second                                               5%
                          Third                                                4%
                          Fourth                                               3%
                          Fifth                                                2%
                          Sixth                                                1%
                          Seventh and later                                    0%



           CONTRACT ADMINISTRATION CHARGE: An annual contract administration charge of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract administration charge will be assessed on each anniversary of the issue date of the contract prior to the

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS




2.         CHARGES AND DEDUCTIONS (continued)


           date when annuity payments begin. In the event that a total surrender of contract value is made, the charge will be assessed as of the date of surrender without proration.

           TRANSFER FEE: A transfer fee of $25 is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

           MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.37% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant, to waive the withdrawal charge in the event of the death of the contractholder and to provide both a standard and an enhanced death benefit if the contractholder dies prior to the date annuity payments begin. The expense risk charge is compensation for the risk assumed by the Company that the cost of administering the contracts will exceed the amount received from the contract administration charge.

           DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge which is designed to compensate the Company for assuming the risk that the cost of distributing the contracts will exceed the revenues from the withdrawal charge. As compensation for assuming this distribution expense risk, the Company deducts an amount, computed on a daily basis, which is equal to an annual rate of 0.15% of the net asset value of each portfolio.

           SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS




3.         INVESTMENT IN ANCHOR TRUST AND SUNAMERICA TRUST

           The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the period from inception (April 6, 1995) to November 30, 1995 consist of the following:




                                                                Cost of Shares                Proceeds from
           Variable Accounts                                          Acquired                  Shares Sold
           --------------------------------                    ---------------              ---------------

           ANCHOR TRUST:
           Capital Appreciation Portfolio                     $        713,234            $           3,354
           Growth Portfolio                                            199,537                          640
           Natural Resources Portfolio                                  57,922                          332
           Government and Quality Bond
              Portfolio                                                436,610                        2,612

           SUNAMERICA TRUST:
           International Diversified
              Equities Portfolio                                       674,795                      103,158
           Global Equities Portfolio                                   359,678                       23,247
           Alliance Growth Portfolio                                   775,408                       10,800
           Growth/Phoenix Investment
              Counsel Portfolio                                        288,347                       10,787
           Provident Growth Portfolio                                  387,546                        1,326
           Venture Value Portfolio                                   1,414,542                        1,136
           Growth-Income Portfolio                                     567,178                        2,275
           Asset Allocation Portfolio                                  835,216                       98,803
           Balanced/Phoenix Investment
              Counsel Portfolio                                        561,621                       79,921
           Worldwide High Income
              Portfolio                                                241,362                          511
           High-Yield Bond Portfolio                                   460,299                        2,813
           Global Bond Portfolio                                       132,265                          587
           Fixed Income Portfolio                                      233,832                      177,216
           Cash Management Portfolio                                 1,547,856                      926,533
                                                              ================             ================



                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS




4.       FEDERAL INCOME TAXES

         The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION


Item 24. Financial Statements and Exhibits


(a)      Financial Statements

         The following financial statements are included in Part A of the Registration Statement:

                 Financial Statements of First SunAmerica Life
                 Insurance Company


         The following financial statements are included in Part B of the Registration Statement:

                 Financial Statements of FS Variable Separate Account for the period ended November 30, 1995


(b)      Exhibits


(1)      Resolutions Establishing Separate Account......    Previously Filed
(2)      Custody Agreements.............................    Not Applicable
(3)      (a) Distribution Contract......................    Previously Filed
         (b) Selling Agreement..........................    Previously Filed
(4)      Variable Annuity Contract......................    Previously Filed
(5)      Application for Contract.......................    Previously Filed
(6)      Depositor - Corporate Documents
         (a)  Certificate of Incorporation..............    Previously Filed
         (b)  By-Laws...................................    Previously Filed
(7)      Reinsurance Contract...........................    Not Applicable
(8)      Fund Participation Agreement...................    Previously Filed
(9)      Opinion of Counsel.............................    Previously Filed
         Consent of Counsel.............................    Previously Filed
(10)     Consent of Independent Accountants.............    Filed Herewith
(11)     Financial Statements Omitted from Item 23......    None
(12)     Initial Capitalization Agreement...............    Not Applicable
(13)     Performance Computations.......................    Not Applicable
(14)     Diagram and Listing of All Persons Directly
         or Indirectly Controlled By or Under Common
         Control with First SunAmerica Life Insurance
         Company, the Depositor of Registrant...........    Filed Herewith
(15)     Powers of Attorney.............................    Previously Filed
(27)     Financial Data Schedules.......................    Filed Herewith


Item 25. Directors and Officers of the Depositor

         The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


Name                                       Position
----                                       --------
Eli Broad                                  Chairman, President and
                                           Chief Executive Officer
Jay S. Wintrob                             Director and Executive Vice
                                           President
David W. Ferguson(1)                       Director
Marc Gamsin                                Director
Thomas A. Harnett(2)                       Director
Lester Pollack(3)                          Director
Richard D. Rohr(4)                         Director
Jana W. Greer                              Director and Senior Vice
                                           President
Peter McMillan                             Director

James R. Belardi                           Director and Senior Vice
                                           President
Lorin M. Fife                              Director, Senior Vice
                                           President, General Counsel
                                           and Assistant Secretary
Susan L. Harris                            Director, Senior Vice
                                           President and Secretary
Gary W. Krat                               Director and Senior Vice
                                           President
Scott L. Robinson                          Director, Senior Vice
                                           President and Treasurer
N. Scott Gillis                            Senior Vice President and
                                           Controller
Edwin R. Reoliquio                         Senior Vice President and
                                           Chief Actuary
Victor E. Akin                             Vice President
James W. Rowan                             Vice President
Michael L. Fowler                          Vice President
J. Franklin Grey                           Vice President
Keith B. Jones                             Vice President
Michael Lindquist                          Vice President
Edward P. Nolan(5)                         Vice President
Greg Outcalt                               Vice President
Scott H. Richland                          Vice President and
                                           Assistant Treasurer


-----------------
(1) One Chase Manhattan Plaza, New York, New York 10005
(2) 99 Park Avenue, New York, New York 10063
(3) One Rockerfeller Plaza, Suite 1025, New York, New York 10020
(4) 100 Renaissance Center, 34th Floor, Detroit, Michigan 48243
(5) 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525


Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

         The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 incorporated herein by reference.



Item 27. Number of Contract Owners

         As of November 30, 1995, the number of Contracts funded by the FS Variable Separate Account of First SunAmerica Life Insurance Company was 283, of which 91 were Qualified Contracts and 192 were Nonqualified Contracts.



Item 28. Indemnification

         None.


Item 29. Principal Underwriter

         SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

         Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


         Name                              Position with Distributor
         ----                              -------------------------
         Peter Harbeck                     Director and President
         Robert M. Zakem                   Director, Executive Vice
                                             President and Assistant
                                             Secretary
         Gary W. Krat                      Director
         Enrique Lopez-Balboa              Vice President
         Steven Rothstein                  Treasurer
         Susan L. Harris                   Secretary
         Lorin M. Fife                     Assistant Secretary
         Barbara McInerney                 Assistant Secretary



                 Net
                 Distribution     Compensation
Name of          Discounts and    on Redemption    Brokerage
Distributor      Commissions      Annuitization    Commission   Commissions*
------------     --------------   -------------    -----------  ------------
SunAmerica       None             None             None          None
 Capital
 Services, Inc.

---------------
* Distribution fee is paid by First SunAmerica Life Insurance Company.


Item 30. Location of Accounts and Records

         First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.


Item 31. Management Services

         Not Applicable.


Item 32. Undertakings

         Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33. Representation

         The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 30th day of January, 1996.

                          FS VARIABLE SEPARATE ACCOUNT
                                  (Registrant)

                          By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  (Depositor)


                          By: /s/ JAY S. WINTROB
                             ----------------------------------------
                                  Jay S. Wintrob
                                  Executive Vice President


                          By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          (Depositor, on behalf of itself and Registrant)


                          By: /s/ JAY S. WINTROB
                             ----------------------------------------
                                  Jay S. Wintrob
                                  Executive Vice President


         As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacity and on the dates indicated.


         SIGNATURE                TITLE                     DATE
         ---------                -----                     ----
ELI BROAD*                President, Chief Executive
---------------------       Officer, & Chairman of
Eli Broad                          Board
                          (Principal Executive Officer)


SCOTT L. ROBINSON*        Senior Vice President,
---------------------      Treasurer & Director
Scott L. Robinson         (Principal Financial Officer)


N. SCOTT GILLIS*          Senior Vice President &
---------------------           Controller
N. Scott Gillis           (Principal Accounting Officer)


JAMES R. BELARDI*                 Director
---------------------
James R. Belardi


DAVID W. FERGUSON*                Director
---------------------
David W. Ferguson


/s/ LORIN M. FIFE                 Director                  January 30, 1996
---------------------
Lorin M. Fife

MARC GAMSIN*                      Director
---------------------
Marc Gamsin


JANA W. GREER*                    Director
---------------------
Jana W. Greer


THOMAS A. HARNETT*                Director
---------------------
Thomas A. Harnett


GARY W. KRAT*                     Director
---------------------
Gary W. Krat


JAY S. WINTROB*                   Director
---------------------
Jay S. Wintrob


SUSAN L. HARRIS*                  Director
---------------------
Susan L. Harris


PETER MCMILLAN*                   Director
---------------------
Peter McMillan


LESTER POLLACK*                   Director
---------------------
Lester Pollack


RICHARD D. ROHR*                  Director
---------------------
Richard D. Rohr



*By: /s/ LORIN M. FIFE            Attorney-in-Fact
    -------------------
    Lorin M. Fife


Date: January 30, 1996

                                 EXHIBIT INDEX

                                                            Sequentially
Exhibit                   Description                       Numbered Page
-------                   -----------                       --------------
(10)             Consent of Independent Accountants

(14)             Diagram and Listing of All Persons
                 Directly or Indirectly Controlled
                 By or Under Common Control with
                 First SunAmerica Life Insurance
                 Company, the Depositor of Registrant

(27)             Financial Data Schedules